[LOGO]
                       Mutual Funds

                       for People

                       Who Pay
EATON VANCE
==============         Taxes
Mutual Funds

                                                    [Photo of brickwall omitted]

                          Annual Report March 31, 1998

                                    EATON VANCE
[Photo of highway omitted]            LIMITED                     California
                                     MATURITY
                                    MUNICIPALS                   Connecticut
                                       FUNDS
                                                                     Florida
                                    TRADITIONAL
                                                                    Michigan

                                                                  New Jersey
[Photo of bridge omitted]
                                                                    New York

                                                                        Ohio

EV Traditional Limited Maturity Municipals Funds as of March 31, 1998

LETTER TO SHAREHOLDERS

[Photo of Thomas J. Fetter]

Thomas J. Fetter,
President

The past year has been very favorable for the municipal bond market. Low inflation and a declining interest rate environment produced relatively good returns for the intermediate municipal sector. According to Lipper Analytical Services, Inc., - a nationally recognized monitor of mutual fund performance - the 140 funds in the Intermediate Municipal Debt Category had an average return of 8.2% for the year ended March 31, 1998.*

Amid volatile global markets, more investors were drawn to municipal bonds...

Against a backdrop of moderate economic growth and low inflation, investors again focused on the unique advantages of municipals, which remain among the best tax-advantaged vehicles. In addition, the municipal market attracted an increasing number of crossover investors from other markets. Many investors bought municipals in a flight to quality, as the domestic equity market reached overvalued levels and emerging markets were caught up in the turmoil of the Asian currency crisis.

A sound economy has resulted in improving municipal credits...

The upbeat economic climate of recent years has provided strong support for the municipal market. Steady job growth has generated increased tax revenues for states and local issuers. As a result, many areas hard-hit in the recessions of the 1970s and 1980s have since made a significant economic comeback, a fact reflected in the value of their bonds. We expect to see many more such stories emerge in the coming year.

Municipal bonds yield 88% of Treasury yields

30-Year AAA-rated General Obligation (GO) Bonds*                 5.24%
Taxable equivalent yield in 36% tax bracket                      8.19%
30-Year Treasury bond                                            5.93%

Principal and interest payments of Treasury secuirites are guaranteed by the U.S. government

*Go yields are a compilation of a representative variety of general obligations and are not necessarily representative of the Fund's yield. Statistics as of March 31, 1998.

Past preformance is no guarantee of future results.
Source: Bloomberh, L.P.

In 1998, opportunities should continue for municipal bond investors...

At present, there is little sign of inflation on the horizon, and, with the Asian turmoil of recent months, it's possible that the economy may slow somewhat in the next year. Meanwhile, the federal budget situation has improved dramatically in the past several years.

Naturally, those conditions are subject to change over time. The market could be vulnerable if the economy strengthens or the budget situation unexpectedly worsens. We will, of course, continue to closely monitor economic progress.

As for the tax-exempt market, municipal bonds currently represent unusual value relative to their taxable counterparts. We believe that municipals will continue to serve their traditional function of financing vital public works, while offering good opportunities for tax-conscious investors.

                             Sincerely,

                         /s/ Thomas J. Fetter

                             Thomas J. Fetter
                             President
                             May 11, 1998

*It is not possible to invest directly in an Index or Average.

--------------------------------------------------------------------------------
                  Effective November 24, 1997, William H. Ahern
            became Portfolio Manager of the New York Limited Maturity
  Municipals Portfolio. Mr. Ahern is Vice President of Eaton Vance Management
                       and Boston Management and Research,
               and manages other Eaton Vance municipal portfolios.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

  Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution.
  Shares are subject to investment risks, including possible loss of principal invested.
--------------------------------------------------------------------------------

EV Traditional California Limited Maturity Municipals Fund as of March 31, 1998

INVESTMENT UPDATE

[Photo of Cynthia J. Clemson]

Cynthia J. Clemson,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

o California entered 1998 with strong economic momentum. The labor force increased 309,800 during 1997 to over 16 million, a 2.9% annual growth rate which exceeded the national employment growth rate of 2.5%. Unemployment declined to 6.0% in March, 1998 from 6.7% a year earlier.

o California's economic growth has been broad-based. The construction sector grew 10.8% in 1997, aided by declining mortgage rates. Manufacturing grew 4.4%, led by textiles and apparels with 11.3% and 4.2% growth, respectively. Services showed solid growth, with particular strength in transportation, communications, financial services, and business services.

o California continues to lead the nation in the computer software and motion picture industries. The state remains the nation's leading software employer, with 20% of total industry employment. Meanwhile, it is estimated that the motion picture industry is responsible for up to 600,000 jobs statewide.

The Fund
--------------------------------------------------------------------------------

o During the year ended March 31, 1998, the Fund had a total return of 8.2%.(1)

o This return resulted from an increase in net asset value per share to $9.90 on March 31, 1998 from $9.56 on March 31, 1997, and the reinvestment of $0.43 per share in tax-free dividend income.(2)

o Based on the Fund's most recent dividend and a closing net asset value of $9.90 on March 31, the Fund's distribution rate was 4.34%.(3)

o The Fund's SEC 30-day yield at March 31 was 3.64%.(4)

Management Update
--------------------------------------------------------------------------------

o Management continued its program of adding yield to the Portfolio through the selective purchases of non-rated and lower-rated securities.

o We extended our efforts to diversify the Portfolio's holdings. In addition, we continued to upgrade call structure in order to improve the Portfolio's upside potential.

o We maintained a barbell approach to the Portfolio by balancing lower-rated, higher-yielding bonds with insured, "structure" bonds possessing good liquidity and favorable trading characteristics.(5)


Your Investment at Work
--------------------------------------------------------------------------------

  Stockton, CA Health Facilities
  Revenue Bonds                                        [Graphic Omitted]
  Dameron Hospital Association

o Dameron Hospital is a nonprofit public hospital in Stockton, which is located approximately 70 miles east of San Francisco.

o The proceeds of the bonds were loaned to Dameron to finance improvements and equipment needs of the hospital, including new information systems and the construction of a parking structure, as well as to refund outstanding Dameron Hospital bonds.

o The bond is rated BBB+ by Standard & Poor's, carries a 5.7% coupon, and provides 11 years of par call protection.

--------------------------------------------------------------------------------
(1) This return does not include the Fund's 2.25% maximum sales charge. (2) A portion of the Fund's income could be subject to federal and state income tax and/or alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yields are calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. (5) Private insurance does not remove the interest rate risks that are associated with these investments. (6) Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect sales charge as noted.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of March 31, 1998

Performance(6)
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------

One year                                                      8.2%
Life of Fund (12/8/93)                                        4.1

SEC Average Annual Total Returns (including 2.25% sales charge)
--------------------------------------------------------------------------------

One year                                                      5.8%
Life of Fund (12/8/93)                                        3.5

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV TRADITIONAL CALIFORNIA LIMITED MATURITY MUNICIPALS FUND VS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX* Dec. 31, 1993 - March 31, 1998


                                FUND,
                             INCLUDING
                              MAXIMUM
                  FUND         SALES
DATE              NAV          CHARGE          INDEX
----------------------------------------------------
12/31/93       $10,000        $ 9,776        $10,000
 1/31/94        10,090          9,864         10,106
 2/28/94         9,934          9,711          9,887
 3/31/94         9,665          9,438          9,623
 4/30/94         9,701          9,484          9,693
 5/31/94         9,758          9,539          9,741
 6/30/94         9,722          9,504          9,724
 7/31/94         9,850          9,629          9,861
 8/31/94         9,866          9,645          9,913
 9/30/94         9,770          9,551          9,818
10/31/94         9,663          9,447          9,719
11/30/94         9,512          9,299          9,577
12/31/94         9,595          9,380          9,723
 1/31/95         9,774          9,555          9,905
 2/28/95         9,972          9,748         10,128
 3/31/95        10,022          9,797         10,233
 4/30/95        10,034          9,809         10,261
 5/31/95        10,232         10,003         10,534
 6/30/95        10,179          9,951         10,524
 7/31/95        10,276         10,046         10,658
 8/31/95        10,360         10,128         10,784
 9/30/95        10,393         10,160         10,825
10/31/95        10,479         10,244         10,920
11/30/95        10,586         10,349         11,040
12/31/95        10,628         10,390         11,098
 1/31/96        10,704         10,464         11,206
 2/28/96        10,675         10,436         11,168
 3/31/96        10,562         10,325         11,059
 4/30/96        10,546         10,309         11,038
 5/31/96        10,531         10,295         11,022
 6/30/96        10,592         10,354         11,107
 7/31/96        10,654         10,416         11,198
 8/31/96        10,650         10,412         11,205
 9/30/96        10,757         10,515         11,306
10/31/96        10,842         10,599         11,427
11/30/96        11,309         10,792         11,618
12/31/96        10,967         10,721         11,583
 1/31/97        10,975         10,729         11,625
 2/28/97        11,058         10,810         11,721
 3/31/97        10,940         10,694         11,569
 4/30/97        11,003         10,756         11,629
 5/31/97        11,160         10,910         11,775
 6/30/97        11,235         10,983         11,887
 7/31/97        11,474         11,217         12,163
 8/31/97        11,366         11,111         12,077
 9/30/97        11,477         11,219         12,204
10/31/97        11,496         11,238         12,276
11/30/97        11,549         11,290         12,320
12/31/97        11,722         11,459         12,471
 1/31/98        11,824         11,559         12,601
 2/28/98        11,840         11,574         12,612
 3/31/98        11,836         11,570         12,613

*Source: Tower Data Systems, Bethesda, MD. The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.18% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1998 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Connecticut Limited Maturity Municipals Fund as of March 31, 1998

INVESTMENT UPDATE

The Economy
--------------------------------------------------------------------------------
o Connecticut's economy gathered strength in 1997, a trend that has continued in 1998, according to the University of Connecticut Center for Economic Analysis. Most economic indicators showed healthy gains, including total employment, personal income, business starts, retail sales, and consumer confidence.

o The Connecticut housing sector was especially strong in 1997. Housing permits rose 24.4% in February from the same period a year ago. Tolland and Hartford counties led the state's housing rebound.

o Connecticut's economic expansion, now in its sixth year, is among the state's longest expansions on record. Consumer confidence, a key determinant in the expansion, remains high. According to the U.S. Bureau of Labor Statistics, consumer confidence in New England has risen 16.0% in the past year.

The Fund
--------------------------------------------------------------------------------
o During the year ended March 31, 1998, the Fund had a total return of 7.6%.(1)

o This return resulted from an increase in net asset value per share to $9.83 on March 31, 1998 from $9.53 on March 31, 1997, and the reinvestment of $0.415 per share in tax-free dividend income.(2)

o Based on the Fund's most recent dividend and a closing net asset value of $9.83 on March 31, the Fund's distribution rate was 4.22%.(3)

o The Fund's SEC 30-day yield at March 31 was 3.92%.(4)

Management Update
--------------------------------------------------------------------------------

o We emphasized relative value during the period, seizing trading opportunities to add incrementally to the Portfolio's book yield.

o We made some modest adjustments to the Portfolio, supplementing our large exposure to general obligations with selective industrial development bonds, which offered very attractive yields. The IDB bonds improved the income component of the Fund.

o We continued to focus on upgrading call protection. The market continues to treat harshly those bonds with inadequate call characteristics.

Your Investment at Work
--------------------------------------------------------------------------------

  Connecticut Health and Education
  Facilities Authority                               [Graphic Omitted]
  Greenwich Hospital

o Greenwich Hospital is a 160-bed, acute care and referral center serving Greenwich and surrounding communities in southwestern Connecticut.

o The proceeds were used to finance construction of a new hospital building, including a general medical unit and units dedicated to cardiopulmonary, women's/ infant, surgical, psychiatric, orthopedic and emergency room care.

o The bonds, rated Aaa/AAA by Moody's and S&P, carry a 5.75% coupon from a very high-quality issuer, while providing ample call protection.

--------------------------------------------------------------------------------
(1) This return does not include the Fund's 2.25% maximum sales charge. (2)A portion of the Fund's income could be subject to federal and state income tax and/or alternative minimum tax.(3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yields are calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. (5)Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect sales charge as noted.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of March 31, 1998

Performance(5)
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------

One year                                                      7.6%
Life of Fund (12/27/93)                                       3.7

SEC Average Annual Total Returns (including 2.25% sales charge)
--------------------------------------------------------------------------------

One year                                                      5.2%
Life of Fund (12/27/93)                                       3.2

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV TRADITIONAL CONNECTICUT LIMITED MATURITY MUNICIPALS FUND VS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX* Dec. 31, 1993 - March 31, 1998


                                FUND,
                             INCLUDING
                              MAXIMUM
                 FUND          SALES
DATE             NAV           CHARGE          INDEX
----------------------------------------------------
12/31/93       $10,000        $ 9,775        $10,000
 1/31/94        10,044          9,818         10,106
 2/28/94         9,856          9,634          9,887
 3/31/94         9,585          9,369          9,623
 4/30/94         9,650          9,433          9,693
 5/31/94         9,665          9,448          9,741
 6/30/94         9,608          9,392          9,724
 7/31/94         9,724          9,505          9,861
 8/31/94         9,749          9,530          9,913
 9/30/94         9,672          9,455          9,818
10/31/94         9,575          9,360          9,719
11/30/94         9,464          9,251          9,577
12/31/94         9,566          9,351          9,723
 1/31/95         9,723          9,504          9,905
 2/28/95         9,888          9,666         10,128
 3/31/95         9,947          9,724         10,233
 4/30/95         9,969          9,745         10,261
 5/31/95        10,123          9,896         10,534
 6/30/95        10,101          9,874         10,524
 7/31/95        10,197          9,968         10,658
 8/31/95        10,290         10,059         10,784
 9/30/95        10,332         10,099         10,825
10/31/95        10,438         10,203         10,920
11/30/95        10,533         10,296         11,040
12/31/95        10,574         10,336         11,098
 1/31/96        10,649         10,409         11,206
 2/28/96        10,607         10,368         11,168
 3/31/96        10,493         10,257         11,059
 4/30/96        10,453         10,218         11,038
 5/31/96        10,415         10,181         11,022
 6/30/96        10,497         10,261         11,107
 7/31/96        10,591         10,353         11,198
 8/31/96        10,574         10,337         11,205
 9/30/96        10,690         10,450         11,306
10/31/96        10,763         10,521         11,427
11/30/96        11,935         10,689         11,618
12/31/96        10,896         10,651         11,583
 1/31/97        10,913         10,668         11,625
 2/28/97        10,994         10,747         11,721
 3/31/97        10,864         10,620         11,569
 4/30/97        10,926         10,680         11,629
 5/31/97        11,080         10,831         11,775
 6/30/97        11,154         10,903         11,887
 7/31/97        11,368         11,112         12,163
 8/31/97        11,258         11,005         12,077
 9/30/97        11,356         11,100         12,204
10/31/97        11,397         11,140         12,276
11/30/97        11,460         11,202         12,320
12/31/97        11,607         11,346         12,471
 1/31/98        11,684         11,421         12,601
 2/28/98        11,698         11,435         12,612
 3/31/98        11,692         11,429         12,613

*Source: Tower Data Systems, Bethesda, MD. The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 97.91% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1998 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Florida Limited Maturity Municipals Fund as of March 31, 1998

INVESTMENT UPDATE

[Photo of William H. Ahern]

William H. Ahern,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

o Florida's economy continues to enjoy great strength, driven by a diverse base that includes a booming service sector. The service sector accounts for over 35% of total non-farm employment and is dominated by tourism. Florida topped California and Hawaii to rank as the country's leading destination for summer vacations.

o Trade continues to provide strong job growth. Industrial machinery, computers, electrical equipment, transportation equipment, fertilizer and scientific instruments were among Florida's leading export industries in the past year.

o Other important sectors in the Florida economy include construction - which slowed somewhat in the past year from the rapid growth of the mid-1990's - and manufacturing, which accounts for almost 8% of total employment. Within manufacturing, the aerospace, telecommunications equipment, and defense industries should continue to show strength.

The Fund
--------------------------------------------------------------------------------

o During the year ended March 31, 1998, the Fund had a total return of 8.1%.(1)

o This return resulted from an increase in net asset value per share to $10.27 on March 31, 1998 from $9.95 on March 31, 1997, and the reinvestment of $0.47 per share in tax-free dividend income.(2)

o Based on the Fund's most recent dividend and a closing net asset value of $10.27 on March 31, the Fund's distribution rate was 4.58%.(3)

o The Fund's SEC 30-day yield at March 31 was 3.86%.(4)

Management Update
--------------------------------------------------------------------------------

o The Portfolio continued its long-standing barbell strategy, which balances discount bonds for capital appreciation with higher-coupon issues for income. Escrowed bonds, general obligations, insured hospitals, and electric utilities were the Portfolio's largest weightings.

o Amid a low-inflation economic outlook, the climate for bonds remained generally constructive. Therefore, we continued our efforts to improve the Fund's call protection, which further enhanced the Fund's capital appreciation potential.

o With quality a major consideration for Florida investors, insured bonds again represented a high percentage of the Portfolio's investments.(5)

Your Investment at Work
--------------------------------------------------------------------------------

  Palm Beach County
  Solid Waste Industrial Development Bonds              [Graphic Omitted]
  Osceola Power Project

o The proceeds of this bond were used to finance the construction and operation of a facility to dispose of by-products from Osceola's sugar mill in Pahokee. The Project's electric generating capacity has been sold to Florida Power & Light Company.

o This co-generation project is additionally attractive because it provides environmental solutions while generating economic benefits.

o The bonds have an attractive 6.95% coupon and are an example of the Portfolio's efforts to find opportunities in selective non-rated issues.

--------------------------------------------------------------------------------
(1) This return does not include the Fund's 2.25% maximum sales charge. (2) A portion of the Fund's income could be subject to federal income and/or alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yields are calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. (5) Private insurance does not remove the interest rate risks that are associated with these investments. 6 Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect sales charge as noted.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of March 31, 1998

Performance(6)
--------------------------------------------------------------------------------
Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------

One year                                                      8.1%
Life of Fund (7/5/94)                                         5.5

SEC Average Annual Total Returns (including 2.25% sales charge)
--------------------------------------------------------------------------------

One year                                                      5.6%
Life of Fund (7/5/94)                                         4.8

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV TRADITIONAL FLORIDA LIMITED MATURITY MUNICIPALS FUND VS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX* July 31, 1994 - March 31, 1998

                               FUND,
                            INCLUDING
                             MAXIMUM
               FUND           SALES
DATE           NAV            CHARGE          INDEX
---------------------------------------------------
 7/31/94       $10,000        $ 9,778        $10,000
 8/31/94        10,030          9,807         10,052
 9/30/94         9,949          9,728          9,956
10/31/94         9,839          9,621          9,856
11/30/94         9,708          9,492          9,712
12/31/94         9,848          9,629          9,860
 1/31/95        10,020          9,797         10,045
 2/28/95        10,198          9,971         10,271
 3/31/95        10,269         10,041         10,378
 4/30/95        10,278         10,049         10,405
 5/31/95        10,472         10,239         10,682
 6/30/95        10,460         10,228         10,672
 7/31/95        10,563         10,329         10,808
 8/31/95        10,667         10,430         10,936
 9/30/95        10,697         10,459         10,978
10/31/95        10,770         10,530         11,073
11/30/95        10,852         10,611         11,195
12/31/95        10,936         10,693         11,255
 1/31/96        11,010         10,765         11,364
 2/28/96        10,933         10,690         11,325
 3/31/96        10,815         10,575         11,214
 4/30/96        10,782         10,542         11,194
 5/31/96        10,760         10,521         11,177
 6/30/96        10,823         10,583         11,263
 7/31/96        10,899         10,656         11,356
 8/31/96        10,898         10,656         11,363
 9/30/96        11,006         10,761         11,465
10/31/96        11,082         10,836         11,589
11/30/96        11,267         11,016         11,782
12/31/96        11,212         10,962         11,746
 1/31/97        11,189         10,941         11,788
 2/28/97        11,274         11,023         11,886
 3/31/97        11,129         10,882         11,732
 4/30/97        11,217         10,968         11,793
 5/31/97        11,374         11,121         11,941
 6/30/97        11,440         11,186         12,055
 7/31/97        11,644         11,385         12,334
 8/31/97        11,530         11,274         12,247
 9/30/97        11,620         11,361         12,377
10/31/97        11,677         11,417         12,450
11/30/97        11,733         11,472         12,493
12/31/97        11,871         11,607         12,646
 1/31/98        11,998         11,732         12,779
 2/28/98        12,005         11,738         12,790
 3/31/98        12,029         11,761         12,791

*Source: Tower Data Systems, Bethesda, MD. The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.54% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1998 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Michigan Limited Maturity Municipals Fund as of March 31, 1998

INVESTMENT UPDATE

[Photo of William H. Ahern]

William H. Ahern,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

o Economic activity continued to expand in Michigan in 1998, as the robust national economy created strong demand for the state's manufacturing sector. The City of Detroit continued its comeback, with unemployment declining and new business starts gathering momentum.

o The pivotal auto industry enjoyed another strong year in 1997, albeit in an increasingly competitive sales environment. Sales of U.S. cars and trucks totalled 15.2 million units for the year.

o According to the Senate Fiscal Agency, Michigan continues to receive less than a per-capita share of federal expenditures. With no major military installation in the state, the state receives less in direct payments and procurements than many other states. The shortfall has averaged more than 20% over the past decade.

The Fund
--------------------------------------------------------------------------------

o During the year ended March 31, 1998, the Fund had a total return of 7.6%.(1)

o This return resulted from an increase in net asset value per share to $9.89 on March 31, 1998 from $9.60 on March 31, 1997, and the reinvestment of $0.43 per share in tax-free dividend income.(2)

o Based on the Fund's most recent dividend and a closing net asset value of $9.89 on March 31, the Fund's distribution rate was 4.35%.(3)

o The Fund's SEC 30-day yield at March 31 was 3.88%.(4)

Management Update
--------------------------------------------------------------------------------

o The Portfolio continued to focus on relative value during the past year, seeking good trading opportunities as well as pursuing attractive non-rated bonds when possible.

o Several of the Portfolio's major investments were Detroit issues. The City's general obligation bonds have fared well due to signs of economic revitalization and the improved prospects for casino gambling.

o Escrowed bonds were among the Portfolio's largest weightings. Pre-refunded and backed by U.S. Treasuries, escrowed bonds tend to perform well in a declining interest rate environment.

Your Investment at Work
--------------------------------------------------------------------------------

  Monroe County
  Pollution Control Revenue Bonds.                     [Graphic Omitted]
  The Detroit Edison Co.

o The proceeds of the bonds were used to build pollution control facilities at Detroit Edison's Enrico Fermi 2 and Monroe Power Plants.

o In financing the purchase of land, pollution control monitors, and solid waste disposal equipment, the bonds provided much-needed environmental support for a major power source in southeastern Michigan.

o In addition to providing an attractive 6.35% coupon, the bonds are insured by AMBAC, one of the nation's largest municipal bond insurers, and are rated Aaa/AAA by Moody's and Standard & Poor's, respectively.(5)

--------------------------------------------------------------------------------
(1) This return does not include the Fund's 2.25% maximum sales charge. (2) A portion of the Fund's income could be subject to federal and state income tax and/or alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yields are calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. (5) Private insurance does not remove the interest rate risks that are associated with this investment.
    (6) Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect sales charge as noted.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of March 31, 1998

Performance(6)
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------

One year                                                      7.6%
Life of Fund (12/8/93)                                        4.1

SEC Average Annual Total Returns (including 2.25% sales charge)
--------------------------------------------------------------------------------

One year                                                      5.2%
Life of Fund (12/8/93)                                        3.5

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV TRADITIONAL MICHIGAN LIMITED MATURITY MUNICIPALS FUND VS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX* Dec. 31, 1993 - March 31, 1998

                                 FUND,
                              INCLUDING
                               MAXIMUM
                 FUND           SALES
DATE             NAV            CHARGE         INDEX
----------------------------------------------------
12/31/93       $10,000        $ 9,776        $10,000
 1/31/94        10,079          9,853         10,106
 2/28/94         9,882          9,660          9,887
 3/31/94         9,582          9,367          9,623
 4/30/94         9,659          9,442          9,693
 5/31/94         9,706          9,488          9,741
 6/30/94         9,690          9,473          9,724
 7/31/94         9,797          9,577          9,861
 8/31/94         9,824          9,604          9,913
 9/30/94         9,728          9,509          9,818
10/31/94         9,611          9,395          9,719
11/30/94         9,470          9,257          9,577
12/31/94         9,573          9,359          9,723
 1/31/95         9,763          9,544          9,905
 2/28/95         9,941          9,717         10,128
 3/31/95         9,990          9,766         10,233
 4/30/95        10,003          9,779         10,261
 5/31/95        10,180          9,952         10,534
 6/30/95        10,138          9,911         10,524
 7/31/95        10,214          9,985         10,658
 8/31/95        10,309         10,077         10,784
 9/30/95        10,352         10,120         10,825
10/31/95        10,482         10,246         10,920
11/30/95        10,578         10,341         11,040
12/31/95        10,610         10,372         11,098
 1/31/96        10,697         10,457         11,206
 2/28/96        10,624         10,386         11,168
 3/31/96        10,500         10,264         11,059
 4/30/96        10,462         10,227         11,038
 5/31/96        10,458         10,223         11,022
 6/30/96        10,519         10,283         11,107
 7/31/96        10,637         10,398         11,198
 8/31/96        10,600         10,362         11,205
 9/30/96        10,728         10,488         11,306
10/31/96        10,825         10,582         11,427
11/30/96        11,011         10,764         11,618
12/31/96        10,985         10,738         11,583
 1/31/97        11,026         10,779         11,625
 2/28/97        11,109         10,860         11,721
 3/31/97        11,002         10,755         11,569
 4/30/97        11,043         10,795         11,629
 5/31/97        11,188         10,937         11,775
 6/30/97        11,275         11,022         11,887
 7/31/97        11,491         11,234         12,163
 8/31/97        11,406         11,150         12,077
 9/30/97        11,482         11,225         12,204
10/31/97        11,513         11,255         12,276
11/30/97        11,555         11,296         12,320
12/31/97        11,740         11,476         12,471
 1/31/98        11,842         11,576         12,601
 2/28/98        11,846         11,580         12,612
 3/31/98        11,842         11,576         12,613

*Source: Tower Data Systems, Bethesda, MD. The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.71% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1998 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional New Jersey Limited Maturity Municipals Fund as of March 31, 1998

INVESTMENT UPDATE

[Photo of William H. Ahern]

William H. Ahern,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

o The New Jersey economy continued its slow but steady improvement in the past year. Total state employment rose by more than 87,000 jobs, the strongest job growth since 1984. Unemployment was 5.1 in March, the lowest level since 1990.

o Residential construction in New Jersey was very strong in the past year, with building permits for residential units rising 21%. Construction activity was boosted by the robust economy and mild winter weather, and marked the best showing in a decade for the residential construction industry.

o The fastest job growth remained in the services-related sectors. Restaurants, temporary personnel agencies, computer-related businesses, data processing, engineering, and financial services all posted strong job growth in the past year.

The Fund
--------------------------------------------------------------------------------

o During the year ended March 31, 1998, the Fund had a total return of 7.2%.(1)

o This return resulted from an increase in net asset value per share to $9.88 on March 31, 1998 from $9.62 on March 31, 1997, and the reinvestment of $0.425 per share in tax-free dividend income.(2)

o Based on the Fund's most recent dividend and a closing net asset value of $9.88 on March 31, the Fund's distribution rate was 4.30%.(3)

o The Fund's SEC 30-day yield at March 31 was 3.06%.(4)

Management Update
--------------------------------------------------------------------------------

o Portfolio activity was generally characterized by an emphasis on relative value, efforts to build book yield through trading opportunities, and continuing adjustments to improve the Portfolio's call protection.

o With quality spreads remaining historically narrow, the continuing care and nursing home sectors again afforded the Portfolio opportunities to find attractive higher-yielding, non-rated issues.

o The Portfolio emphasized high quality institutions in the hospital sector, which has become increasingly competitive in recent years. We limited our exposure to the solid waste sector, the subject of recent adverse court decisions.

Your Investment at Work
--------------------------------------------------------------------------------

  New Jersey Economic
  Development Authority                                [Graphic Omitted]
  District Heating and Cooling
  Trigen-Trenton Project

o Trigen Energy Corp. operates cogeneration and district heating and cooling systems in New Jersey, New York, Oklahoma, Missouri, and Ontario, Canada.

o Proceeds from the bond issue financed the installation of a new chilled water production unit and pipe extensions for the hot and chilled water distribution systems.

o The bonds have a 6.1% coupon and are representative of the Portfolio's efforts to find value in non-rated and lower-rated investment grade bonds.

--------------------------------------------------------------------------------
(1) This return does not include the Fund's 2.25% maximum sales charge. (2) A portion of the Fund's income could be subject to federal and state income tax and/or alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yields are calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. (5) Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect sales charge as noted.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of March 31, 1998

Performance(5)
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------

One year                                                      7.2%
Life of Fund (12/8/93)                                        3.9

SEC Average Annual Total Returns (including 2.25% sales charge)
--------------------------------------------------------------------------------

One year                                                      4.8%
Life of Fund (12/8/93)                                        3.4

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV TRADITIONAL NEW JERSEY LIMITED MATURITY MUNICIPALS FUND VS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX* Dec. 31, 1993 - March 31, 1998

                                FUND,
                             INCLUDING
                              MAXIMUM
                  FUND         SALES
DATE              NAV          CHARGE          INDEX
----------------------------------------------------
12/31/93       $10,000        $ 9,776        $10,000
 1/31/94        10,088          9,862         10,106
 2/28/94         9,932          9,709          9,887
 3/31/94         9,652          9,436          9,623
 4/30/94         9,728          9,510          9,693
 5/31/94         9,775          9,556          9,741
 6/30/94         9,738          9,520          9,724
 7/31/94         9,855          9,634          9,861
 8/31/94         9,871          9,650          9,913
 9/30/94         9,795          9,575          9,818
10/31/94         9,678          9,461          9,719
11/30/94         9,547          9,333          9,577
12/31/94         9,692          9,474          9,723
 1/31/95         9,860          9,638          9,905
 2/28/95        10,015          9,791         10,128
 3/31/95        10,086          9,860         10,233
 4/30/95        10,077          9,851         10,261
 5/31/95        10,264         10,034         10,534
 6/30/95        10,210          9,981         10,524
 7/31/95        10,307         10,076         10,658
 8/31/95        10,379         10,147         10,784
 9/30/95        10,433         10,199         10,825
10/31/95        10,518         10,283         10,920
11/30/95        10,646         10,408         11,040
12/31/95        10,688         10,449         11,098
 1/31/96        10,742         10,502         11,206
 2/28/96        10,691         10,451         11,168
 3/31/96        10,567         10,330         11,059
 4/30/96        10,517         10,281         11,038
 5/31/96        10,491         10,256         11,022
 6/30/96        10,573         10,336         11,107
 7/31/96        10,690         10,451         11,198
 8/31/96        10,675         10,436         11,205
 9/30/96        10,780         10,539         11,306
10/31/96        10,843         10,600         11,427
11/30/96        11,017         10,770         11,618
12/31/96        10,990         10,743         11,583
 1/31/97        11,042         10,794         11,625
 2/28/97        11,113         10,863         11,721
 3/31/97        10,983         10,737         11,569
 4/30/97        11,034         10,787         11,629
 5/31/97        11,167         10,917         11,775
 6/30/97        11,254         11,001         11,887
 7/31/97        11,480         11,223         12,163
 8/31/97        11,371         11,116         12,077
 9/30/97        11,470         11,213         12,204
10/31/97        11,500         11,242         12,276
11/30/97        11,541         11,282         12,320
12/31/97        11,689         11,427         12,471
 1/31/98        11,791         11,527         12,601
 2/28/98        11,794         11,530         12,612
 3/31/98        11,778         11,513         12,613

*Source: Tower Data Systems, Bethesda, MD. The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 97.52% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1998 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional New York Limited Maturity Municipals Fund as of March 31, 1998

INVESTMENT UPDATE

[Photo of William H. Ahern]

William H. Ahern,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

o The strength of the national expansion is finally starting to have an impact on the New York State economy. The state added 96,000 jobs in 1997, an increase of 1.2%. However, the state continued to lag national trends, where employment rose 2.3%. The gap is expected to narrow slightly in 1998, led by strength in the service and finance sectors.

o Wall Street activity was again a major boost to New York's economy, as the sharp rise in corporate underwriting and merger-and-acquisition activity contributed to robust profit growth. Bonuses earned in the state's financial sectors added $4.2 billion to state personal income growth in 1997.

o With downsizing among large New York companies exacting a heavy toll, small business growth has become central to the state's job creation. It's estimated that small business has added more than 500,000 jobs since 1992, while large companies have reduced their workforce by nearly 250,000.

The Fund
--------------------------------------------------------------------------------

o During the year ended March 31, 1998, the Fund had a total return of 9.1%.(1)

o This return resulted from an increase in net asset value per share to $10.30 on March 31, 1998 from $10.05 on March 31, 1997, and the reinvestment of $0.47 per share in tax-free dividend income and $0.1732 in capital gains distributions.(2)

o Based on the Fund's most recent dividend and a closing net asset value of $10.30 on March 31, the Fund's distribution rate was 4.56%.(3)

o The Fund's SEC 30-day yield at March 31 was 3.91%.(4)

Management Update
--------------------------------------------------------------------------------

o With New York enjoying a strong economic uptrend, the Portfolio has maintained a large exposure to state appropriated debt, which was upgraded during the period by Standard & Poor's rating agency.

o We maintained a lower exposure to insured bonds than in past cycles. With insured bonds plentiful in the New York market, we searched for value in other areas, including hospitals and New York City housing bonds.

o Escrowed bonds remained among the Portfolio's largest sector weightings. Because they are backed by Treasury bonds, escrowed bonds are viewed as the highest quality and tend to perform well in a constructive market environment.

Your Investment at Work
--------------------------------------------------------------------------------

  Dormitory Authority
  State of New York                                    [Graphic Omitted]
  Nyack Hospital

o Nyack Hospital is a private, non-profit institution that operates a 402-bed acute care facility located in Rockland County, 20 miles north of New York City.

o The bonds were issued to advance-refund earlier bonds that had financed the construction of medical facilities at Nyack Hospital.

o The bonds have a 6.00% coupon and are not subject to redemption prior to their July 2006 maturity date, further improving the Fund's call protection.

--------------------------------------------------------------------------------
(1) This return does not include the Fund's 2.25% maximum sales charge. (2) A portion of the Fund's income could be subject to federal and state income tax and/or alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yields are calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. (5) Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect sales charge as noted.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of March 31, 1998

Performance(5)
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------

One year                                                      9.1%
Life of Fund (7/6/94)                                         6.2

SEC Average Annual Total Returns (including 2.25% sales charge)
--------------------------------------------------------------------------------

One year                                                      6.6%
Life of Fund (7/6/94)                                         5.5

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV TRADITIONAL NEW YORK LIMITED MATURITY MUNICIPALS FUND VS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX* July 31, 1994 - March 31, 1998

                               FUND,
                            INCLUDING
                             MAXIMUM
               FUND           SALES
DATE           NAV            CHARGE          INDEX
---------------------------------------------------
 7/31/94       $10,000        $ 9,777        $10,000
 8/31/94        10,059          9,835         10,052
 9/30/94         9,958          9,736          9,956
10/31/94         9,848          9,629          9,856
11/30/94         9,686          9,470          9,712
12/31/94         9,838          9,618          9,860
 1/31/95        10,009          9,786         10,045
 2/28/95        10,199          9,971         10,271
 3/31/95        10,270         10,041         10,378
 4/30/95        10,268         10,039         10,405
 5/31/95        10,474         10,240         10,682
 6/30/95        10,473         10,239         10,672
 7/31/95        10,576         10,340         10,808
 8/31/95        10,690         10,452         10,936
 9/30/95        10,720         10,481         10,978
10/31/95        10,825         10,583         11,073
11/30/95        10,971         10,726         11,195
12/31/95        11,023         10,778         11,255
 1/31/96        11,108         10,860         11,364
 2/28/96        11,063         10,816         11,325
 3/31/96        10,956         10,711         11,214
 4/30/96        10,922         10,678         11,194
 5/31/96        10,911         10,668         11,177
 6/30/96        10,974         10,729         11,263
 7/31/96        11,061         10,814         11,356
 8/31/96        11,039         10,792         11,363
 9/30/96        11,157         10,908         11,465
10/31/96        11,245         10,994         11,589
11/30/96        11,430         11,175         11,782
12/31/96        11,364         11,111         11,746
 1/31/97        11,353         11,100         11,788
 2/28/97        11,449         11,194         11,886
 3/31/97        11,348         11,095         11,732
 4/30/97        11,414         11,160         11,793
 5/31/97        11,584         11,326         11,941
 6/30/97        11,685         11,424         12,055
 7/31/97        11,970         11,703         12,334
 8/31/97        11,879         11,614         12,247
 9/30/97        11,992         11,725         12,377
10/31/97        12,027         11,758         12,450
11/30/97        12,083         11,814         12,493
12/31/97        12,265         11,991         12,646
 1/31/98        12,359         12,084         12,779
 2/28/98        12,378         12,102         12,790
 3/31/98        12,375         12,099         12,791

*Source: Tower Data Systems, Bethesda, MD. The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.90% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1998 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Ohio Limited Maturity Municipals Fund as of March 31, 1998

INVESTMENT UPDATE

[Photo of William H. Ahern]

William H. Ahern,
Portfolio Manager

The Economy
--------------------------------------------------------------------------------

o Ohio's labor market has remained strong in recent months. According to the Ohio Bureau of Employment Services, the state enjoyed especially strong job creation within the business and health services areas. Over the one-year period, the number of employed Ohioans has increased by 156,000.

o The Asian crisis, which rocked the financial markets in late 1997, has moderated somewhat in recent months. Nonetheless, weakness in the Asian economies is likely to persist through 1998 and into 1999, and could modestly dampen export demand for Ohio's manufactured goods.

o Ohio tax revenues have exceeded estimates by 2.1% in the current fiscal year. Continued low employment and strong consumer buying power have resulted in strong year-to-date income and sales tax receipts.

The Fund
--------------------------------------------------------------------------------

o During the year ended March 31, 1998, the Fund had a total return of 8.0%.(1)

o This return resulted from an increase in net asset value per share to $9.92 on March 31, 1998 from $9.59 on March 31, 1997, and the reinvestment of $0.425 per share in tax-free dividend income.(2)

o Based on the Fund's most recent dividend and a closing net asset value of $9.92 on March 31, the Fund's distribution rate was 4.28%.(3)

o The Fund's SEC 30-day yield at March 31 was 2.71%.(4)

Management Update
--------------------------------------------------------------------------------

o General obligations and insured general obligations were the Portfolio's largest concentrations, providing good quality and liquidity.5 Zero-coupon GOs provided performance in a declining rate environment.

o Investments in non-rated bonds allowed us to add incrementally to the Fund's yield. The Portfolio found attractive non-rated situations in the industrial development, housing, and continuing care sectors.

o We remained very selective with respect to hospital bonds. We focused on the more competitive institutions that have favorable cost structures and have forged alliances through mergers or alliances with other hospitals.

Your Investment at Work
--------------------------------------------------------------------------------

  Certificates of Participation
  City of Cleveland
  Cleveland Stadium Project

o Following the relocation of the Browns to Baltimore, the National Football League formally awarded the city a new franchise in April 1998. The new Cleveland Browns will commence league play in the 1999 season.

o The certificates represent a participation in the rents to be paid by the City of Cleveland and were used to assist in financing the construction of the new open-air, 70,000-seat Cleveland Stadium.

o The certificates have a 5.25% coupon and are rated Aaa/AAA by Moody's and Standard & Poor's.

--------------------------------------------------------------------------------
(1) This return does not include the Fund's 2.25% maximum sales charge. (2) A portion of the Fund's income could be subject to federal and state income tax and/or alternative minimum tax. (3) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (4) The Fund's SEC yields are calculated by dividing the net investment income per share for the 30-day period by the net asset value at the end of the period and annualizing the result. (5) Private insurance does not remove the interest rate risks that are associated with these investments.6 Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. SEC returns reflect sales charge as noted.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
Fund Information
as of March 31, 1998


Performance(6)
--------------------------------------------------------------------------------

Average Annual Total Returns (at net asset value)
--------------------------------------------------------------------------------

One year                                                      8.0%
Life of Fund (12/8/93)                                        4.1

SEC Average Annual Total Returns (including 2.25% sales charge)
--------------------------------------------------------------------------------

One year                                                      5.6%
Life of Fund (12/8/93)                                        3.5

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EV TRADITIONAL OHIO LIMITED MATURITY MUNICIPALS FUND VS. THE LEHMAN BROTHERS 7-YEAR MUNICIPAL BOND INDEX* Dec. 31, 1993 - March 31, 1998

                                FUND,
                             INCLUDING
                              MAXIMUM
                  FUND         SALES
DATE              NAV          CHARGE          INDEX
----------------------------------------------------
12/31/93       $10,000        $ 9,776        $10,000
 1/31/94        10,116          9,889         10,106
 2/28/94         9,878          9,657          9,887
 3/31/94         9,588          9,373          9,623
 4/30/94         9,675          9,458          9,693
 5/31/94         9,731          9,513          9,741
 6/30/94         9,705          9,487          9,724
 7/31/94         9,832          9,612          9,861
 8/31/94         9,848          9,627          9,913
 9/30/94         9,741          9,523          9,818
10/31/94         9,634          9,418          9,719
11/30/94         9,504          9,290          9,577
12/31/94         9,648          9,432          9,723
 1/31/95         9,827          9,606          9,905
 2/28/95        10,972          9,749         10,128
 3/31/95        10,032          9,807         10,233
 4/30/95        10,023          9,798         10,261
 5/31/95        10,232         10,002         10,534
 6/30/95        10,168          9,940         10,524
 7/31/95        10,243         10,013         10,658
 8/31/95        10,337         10,105         10,784
 9/30/95        10,391         10,158         10,825
10/31/95        10,488         10,252         10,920
11/30/95        10,583         10,346         11,040
12/31/95        10,636         10,398         11,098
 1/31/96        10,669         10,429         11,206
 2/28/96        10,628         10,389         11,168
 3/31/96        10,515         10,279         11,059
 4/30/96        10,487         10,252         11,038
 5/31/96        10,483         10,247         11,022
 6/30/96        10,587         10,350         11,107
 7/31/96        10,660         10,421         11,198
 8/31/96        10,656         10,417         11,205
 9/30/96        10,784         10,542         11,306
10/31/96        10,846         10,603         11,427
11/30/96        11,032         10,784         11,618
12/31/96        10,993         10,746         11,583
 1/31/97        10,989         10,742         11,625
 2/28/97        11,094         10,845         11,721
 3/31/97        10,964         10,718         11,569
 4/30/97        11,038         10,791         11,629
 5/31/97        11,172         10,921         11,775
 6/30/97        11,258         11,005         11,887
 7/31/97        11,496         11,238         12,163
 8/31/97        11,422         11,166         12,077
 9/30/97        11,498         11,240         12,204
10/31/97        11,540         11,281         12,276
11/30/97        11,581         11,321         12,320
12/31/97        11,717         11,454         12,471
 1/31/98        11,819         11,554         12,601
 2/28/98        11,834         11,568         12,612
 3/31/98        11,841         11,576         12,613

*Source: Tower Data Systems, Bethesda, MD. The chart compares the Fund's total return with that of the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged market index. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent total returns of $10,000 hypothetical investments in the Fund and the Lehman Brothers Municipal Bond Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest in an Index.

--------------------------------------------------------------------------------
Federal income tax information on distributions. For Federal income tax purposes, 99.74% of the total dividends paid by the Fund from net investment income during the year ended March 31, 1998 is designated as an exempt-interest dividend.
--------------------------------------------------------------------------------

EV Traditional Limited Maturity Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

As of March 31, 1998
                                                      TRADITIONAL  TRADITIONAL
                          TRADITIONAL   TRADITIONAL     FLORIDA     MICHIGAN
                           CALIFORNIA   CONNECTICUT     LIMITED      LIMITED
                          LIMITED FUND  LIMITED FUND     FUND         FUND
--------------------------------------------------------------------------------
Assets
--------------------------------------------------------------------------------

Investments in Limited Maturity Municipals Portfolio --

  Identified cost          $3,012,621    $1,010,140   $4,429,638   $  767,884
  Unrealized
    appreciation              109,134        44,459       84,307      113,532
--------------------------------------------------------------------------------
Total investment in
Portfolio, at value
(Note 1A)                  $3,121,755    $1,054,599   $4,513,945   $  881,416
--------------------------------------------------------------------------------
Receivable from the
Administrator (Note 4)         20,910        14,332       17,088       20,202
Deferred organization
expenses (Note 1D)              1,461         1,561          675        1,439
--------------------------------------------------------------------------------
Total assets               $3,144,126    $1,070,492   $4,531,708   $  903,057
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Dividends payable          $    --       $    --      $      567   $     --
Accrued expenses               10,513         6,676        6,792        7,634
--------------------------------------------------------------------------------
Total liabilities          $   10,513    $    6,676   $    7,359   $    7,634
--------------------------------------------------------------------------------
Net Assets                 $3,133,613    $1,063,816   $4,524,349   $  895,423
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital            $3,604,190    $1,129,191   $4,507,078   $1,240,198
Accumulated net realized
  loss on investments
  from Portfolio
  (computed on the basis
  of identified cost)        (579,711)     (109,834)     (71,844)    (458,307)
Accumulated
  undistributed
  (distributions in
  excess of) net
  investment income             --            --        4,808            --
Net unrealized
  appreciation of
  investments from
  Portfolio (computed on
  the basis of
  identified cost)            109,134        44,459       84,307      113,532
--------------------------------------------------------------------------------
Total                      $3,133,613    $1,063,816   $4,524,349   $  895,423
--------------------------------------------------------------------------------

Shares of Beneficial Interest Outstanding
--------------------------------------------------------------------------------
                              316,432       108,178      440,508       90,549
--------------------------------------------------------------------------------
Net Asset Value and Redemption
Price Per Share
--------------------------------------------------------------------------------
(Net assets / shares of
  beneficial interest
  outstanding)                $  9.90       $  9.83     $  10.27      $  9.89
--------------------------------------------------------------------------------
Computation of Offering Price
--------------------------------------------------------------------------------
Offering price per share
  (100 / 97.75 of net
  asset value per share)     $  10.13      $  10.06     $  10.51     $  10.12
--------------------------------------------------------------------------------
On sales of $100,000 or more, the offering price is reduced.

                     See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Assets and Liabilities

As of March 31, 1998

                                                      TRADITIONAL   TRADITIONAL
                                         TRADITIONAL    NEW YORK       OHIO
                                          NEW JERSEY    LIMITED       LIMITED
                                         LIMITED FUND     FUND         FUND
--------------------------------------------------------------------------------
Assets
--------------------------------------------------------------------------------
Investments in Limited Maturity Municipals Portfolio --

  Identified cost                           $766,902    $504,724    $1,548,819
  Unrealized appreciation                     57,157      21,601       116,658
--------------------------------------------------------------------------------
Total investment in Portfolio, at value
(Note 1A)                                   $824,059    $526,325    $1,665,477
--------------------------------------------------------------------------------
Receivable from the Administrator (Note 4)    21,160      19,918        12,158
Deferred organization expenses (Note 1D)       1,455       1,920         1,406
--------------------------------------------------------------------------------
Total assets                                $846,674    $548,163    $1,679,041
--------------------------------------------------------------------------------
Liabilities
--------------------------------------------------------------------------------
Dividends payable                              $  15    $   --      $     --
Accrued expenses                               7,409       4,411         7,701
--------------------------------------------------------------------------------
Total liabilities                           $  7,424    $  4,111    $    7,701
--------------------------------------------------------------------------------
Net Assets                                  $839,250    $543,752    $1,671,340
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Paid-in capital                             $905,817    $517,764    $1,809,352
Accumulated undistributed net realized
  gain (loss) on investments from
  Portfolio (computed on the basis of
  identified cost)                          (123,709)      5,165      (255,664)
Accumulated undistributed
  (distributions in excess of) net
  investment income                              (15)       (778)          994
Net unrealized appreciation of
  investments from Portfolio (computed
  on the basis of identified cost)            57,157      21,601       116,658
--------------------------------------------------------------------------------
Total                                       $839,250    $543,752    $1,671,340
--------------------------------------------------------------------------------

Shares of Beneficial Interest Outstanding
--------------------------------------------------------------------------------
                                              84,903      52,767       168,504
--------------------------------------------------------------------------------

Net Asset Value and Redemption
Price Per Share
--------------------------------------------------------------------------------
(Net assets / shares of beneficial
  interest outstanding)                     $   9.88    $  10.30    $     9.92
--------------------------------------------------------------------------------

Computation of Offering Price
--------------------------------------------------------------------------------

Offering price per share (100 / 97.75
  of net asset value per share)             $  10.11    $  10.54    $    10.15
--------------------------------------------------------------------------------

On sales of $100,000 or more, the offering price is reduced.

                     See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended March 31, 1998

                    TRADITIONAL     TRADITIONAL    TRADITIONAL    TRADITIONAL
                     CALIFORNIA     CONNECTICUT      FLORIDA       MICHIGAN
                    LIMITED FUND   LIMITED FUND   LIMITED FUND   LIMITED FUND
--------------------------------------------------------------------------------
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Interest income
  allocated from
  Portfolio          $ 142,611       $ 60,120       $214,769       $ 53,676
Expenses
  allocated from
  Portfolio            (15,314)        (5,641)       (21,710)        (6,341)
--------------------------------------------------------------------------------
Net investment
  income from
  Portfolio          $ 127,297       $ 54,479       $193,059       $ 47,335
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Service fees
  (Note 5)           $   1,536       $  1,651       $  2,136       $    749
Transfer and
  dividend
  disbursing agent
  fees                   2,950          1,134          2,999          1,720
Legal and
  accounting
  services              12,224          7,306          4,406          8,985
Printing and
  postage                9,954          5,242          5,244          8,069
Custodian fee            3,270          3,270          3,270          2,871
Registration fees           30            520             25          1,270
Amortization of
  organization
  expenses (Note 1D)     2,146          2,296          1,920          2,128
Miscellaneous            1,474          1,386          4,080          1,374
--------------------------------------------------------------------------------
Total expenses       $  33,584       $ 22,805       $ 24,080       $ 27,166
--------------------------------------------------------------------------------
Deduct --
  Allocation of
    expenses to the
    Administrator
    (Note 4)         $  20,910       $ 14,332       $ 17,088       $ 20,202
--------------------------------------------------------------------------------
Total expense
  reductions         $  20,910       $ 14,332       $ 17,088       $ 20,202
--------------------------------------------------------------------------------
Net expenses         $  12,674       $  8,473       $  6,992       $  6,964
--------------------------------------------------------------------------------
Net investment
  income             $ 114,623       $ 46,006       $186,067       $ 40,371
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment
    transactions
    (identified cost
    basis)           $  58,397       $ 12,257       $ 39,566       $ 18,355
  Financial
    futures contracts  (30,216)       (12,585)       (55,871)       (19,927)
--------------------------------------------------------------------------------
Net realized gain
  (loss) on
  investment
  transactions       $  28,181       $   (328)      $(16,305)      $ (1,572)
--------------------------------------------------------------------------------

Change in unrealized appreciation (depreciation) --

  Investments        $  68,293       $ 38,163       $134,667       $ 32,628
  Financial
    futures contracts   (5,959)          (338)        (8,984)          (162)
--------------------------------------------------------------------------------
Net change in
  unrealized
  appreciation
  (depreciation) of
  investments        $  62,334       $ 37,825       $125,683       $ 32,466
--------------------------------------------------------------------------------

Net realized and
  unrealized gain
  on investments     $  90,515       $ 37,497       $109,378       $ 30,894
--------------------------------------------------------------------------------

Net increase in
  net assets from
  operations         $ 205,138       $ 83,503       $295,445       $ 71,265
--------------------------------------------------------------------------------

                     See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Operations

For the Year Ended March 31, 1998

                                    TRADITIONAL    TRADITIONAL    TRADITIONAL
                                    NEW JERSEY      NEW YORK         OHIO
                                   LIMITED FUND   LIMITED FUND   LIMITED FUND
--------------------------------------------------------------------------------
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Interest income allocated from
  Portfolio                          $ 52,811       $ 30,213       $149,996
Expenses allocated from Portfolio      (5,823)        (3,281)       (16,969)
--------------------------------------------------------------------------------
Net investment income from
Portfolio                            $ 46,988       $ 26,932       $133,027
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Service fees (Note 5)                $  1,451         $  688       $  3,947
Transfer and dividend disbursing
  agent fees                            1,380            701          2,759
Legal and accounting services           7,911          6,213          7,978
Printing and postage                    8,156          4,494          8,229
Custodian fee                           3,892          3,892          3,892
Registration fees                          --          1,799            600
Amortization of organization
  expenses (Note 1D)                    2,135          2,154          2,084
Miscellaneous                           1,445          1,435          1,377
--------------------------------------------------------------------------------
Total expenses                       $ 26,370       $ 21,376       $ 30,866
--------------------------------------------------------------------------------
Deduct --
  Allocation of expenses to the
    Administrator (Note 4)           $ 21,160       $ 19,918       $ 12,158
--------------------------------------------------------------------------------
Total expense reductions             $ 21,160       $ 19,918       $ 12,158
--------------------------------------------------------------------------------

Net expenses                         $  5,210       $  1,458       $ 18,708
--------------------------------------------------------------------------------

Net investment income                $ 41,778       $ 25,474       $114,319
--------------------------------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
--------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions
    (identified cost basis)          $ 11,187       $ 10,127       $ 35,956
  Financial futures contracts         (15,500)        (2,406)       (19,000)
--------------------------------------------------------------------------------
Net realized gain (loss) on
  investment transactions            $ (4,313)      $  7,721       $ 16,956
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments                        $ 31,204       $ 20,448       $ 72,289
  Financial futures contracts            (156)        (2,237)          (652)
--------------------------------------------------------------------------------
Net change in unrealized
  appreciation (depreciation) of
  investments                        $ 31,048       $ 18,211       $ 71,637
--------------------------------------------------------------------------------

Net realized and unrealized gain
  on investments                     $ 26,735       $ 25,932       $ 88,593
--------------------------------------------------------------------------------

Net increase in net assets from
  operations                         $ 68,513       $ 51,406       $202,912
--------------------------------------------------------------------------------

                     See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended March 31, 1998

Increase           TRADITIONAL     TRADITIONAL    TRADITIONAL     TRADITIONAL
(Decrease) in      CALIFORNIA      CONNECTICUT      FLORIDA        MICHIGAN
Net Assets        LIMITED FUND    LIMITED FUND    LIMITED FUND   LIMITED FUND
--------------------------------------------------------------------------------
From operations --
  Net investment
    income          $  114,623      $  46,006      $  186,067     $   40,371
  Net realized
    gain (loss) on
    investment
    transactions        28,181           (328)        (16,305)        (1,572)
  Net change in
    unrealized
    appreciation
    (depreciation)
    of investments      62,334         37,825         125,683         32,466
--------------------------------------------------------------------------------
Net increase in
  net assets from
  operations        $  205,138      $  83,503      $  295,445     $   71,265
--------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
  From net
    investment
    income          $ (114,737)     $ (46,006)     $ (182,715)    $  (40,371)
  In excess of
    net investment
    income                (518)          (988)             --         (1,750)
--------------------------------------------------------------------------------
Total
  distributions
  to shareholders   $ (115,255)    $  (46,994)     $ (182,715)    $  (42,121)
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
  Proceeds from
    sale of shares  $1,165,661     $  313,311      $1,891,759     $    4,821
  Net asset
    value of
    shares
    issued to
    shareholders
    in payment of
    distributions
    declared            75,428         26,724          57,583         33,722
  Cost of
    shares redeemed (1,028,111)      (651,494)     (1,327,752)      (206,527)
--------------------------------------------------------------------------------
Net increase
  (decrease) in
  net assets from
  Fund share
  transactions      $  212,978     $ (311,459)     $  621,590     $ (167,984)
--------------------------------------------------------------------------------

Net increase
  (decrease) in
  net assets        $  302,861     $ (274,950)     $  734,320     $ (138,840)
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of
  year              $2,830,752     $1,338,766      $3,790,029     $1,034,263
--------------------------------------------------------------------------------
At end of year      $3,133,613     $1,063,816      $4,524,349     $  895,423
--------------------------------------------------------------------------------

Accumulated undistributed (distributions
in excess of) net investment income
included in net assets
--------------------------------------------------------------------------------
At end of year      $     --       $     --        $    4,808     $      --
--------------------------------------------------------------------------------

                     See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended March 31, 1998

                                    TRADITIONAL   TRADITIONAL    TRADITIONAL
                                    NEW JERSEY      NEW YORK         OHIO
Increase (Decrease) in Net Assets  LIMITED FUND   LIMITED FUND   LIMITED FUND
--------------------------------------------------------------------------------
From operations --
  Net investment income              $  41,778     $  25,474     $   114,319
  Net realized gain (loss) on
    investment transactions             (4,313)        7,721          16,956
  Net change in unrealized
    appreciation (depreciation) of
    investments                         31,048        18,211          71,637
--------------------------------------------------------------------------------
Net increase in net assets from
  operations                         $  68,513     $  51,406     $   202,912
--------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
  From net investment income        $  (41,778)    $ (25,474)    $  (114,411)
  In excess of net investment
    income                                (161)         (665)             --
  From net realized gain on
    investments                             --        (9,779)             --
--------------------------------------------------------------------------------
Total distributions to
  shareholders                      $  (41,939)    $ (35,918)    $  (114,411)
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
  Proceeds from sale of shares      $   94,133     $  89,118     $       653
  Net asset value of shares
    issued to shareholders
    in payment of distributions
    declared                            30,506        19,646          41,847
  Cost of shares redeemed             (361,121)     (169,430)     (1,199,998)
--------------------------------------------------------------------------------
Net decrease in net assets from
  Fund share transactions           $ (236,482)    $ (60,666)    $(1,157,498)
--------------------------------------------------------------------------------
Net decrease in net assets          $ (209,908)    $ (45,178)    $(1,068,997)
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                $1,049,158     $ 588,930     $ 2,740,337
--------------------------------------------------------------------------------
At end of year                      $  839,250     $ 543,752     $ 1,671,340
--------------------------------------------------------------------------------

Accumulated undistributed (distributions in
excess of) net investment income
included in net assets
--------------------------------------------------------------------------------
At end of year                      $      (15)    $    (778)    $       994
--------------------------------------------------------------------------------

                     See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended March 31, 1997

Increase           TRADITIONAL     TRADITIONAL    TRADITIONAL    TRADITIONAL
(Decrease) in      CALIFORNIA      CONNECTICUT      FLORIDA        MICHIGAN
Net Assets        LIMITED FUND    LIMITED FUND   LIMITED FUND    LIMITED FUND
--------------------------------------------------------------------------------
From operations --
  Net investment
    income         $   152,810     $   65,733     $  144,286     $    68,818
  Net realized
    gain (loss) on
    investment
    transactions       (41,130)        (3,645)       (56,054)         50,521
  Net change in
    unrealized
    appreciation
    (depreciation)
    of investments         525         (7,769)        (5,999)        (47,884)
--------------------------------------------------------------------------------
Net increase in
  net assets from
  operations       $   112,205     $   54,319     $   82,233     $    71,455
--------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
  From net
    investment
    income         $  (152,964)    $  (65,733)    $ (141,200)    $   (69,863)
  In excess of
    net investment
    income                --             (217)          --              --
--------------------------------------------------------------------------------
Total
  distributions
  to shareholders  $  (152,964)    $  (65,950)    $ (141,200)    $   (69,863)
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
  Proceeds from
    sale of shares $    62,614     $  149,595     $2,027,379     $    59,200
  Net asset
    value of
    shares
    issued to
    shareholders in
    payment of
    distributions
    declared            92,031         50,892         61,784          53,615
  Cost of
    shares redeemed (2,083,220)      (578,017)      (565,599)     (1,420,338)
--------------------------------------------------------------------------------
Net increase
  (decrease) in
  net assets from
  Fund share
  transactions     $(1,928,575)    $ (377,530)    $1,523,564     $(1,307,523)
--------------------------------------------------------------------------------

Net increase
  (decrease) in
  net assets       $(1,969,334)    $ (389,161)    $1,464,597     $(1,305,931)
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of
  year             $ 4,800,086     $1,727,927     $2,325,432     $ 2,340,194
--------------------------------------------------------------------------------
At end of year     $ 2,830,752     $1,338,766     $3,790,029     $ 1,034,263
--------------------------------------------------------------------------------

Accumulated undistributed (distributions
in excess of) net investment income
included in net assets
--------------------------------------------------------------------------------
At end of year     $       114     $     (292)    $    1,456     $      (206)
--------------------------------------------------------------------------------

                     See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets

For the Year Ended March 31, 1997

                                                    TRADITIONAL
                                      TRADITIONAL    NEW YORK     TRADITIONAL
                                      NEW JERSEY     LIMITED         OHIO
Increase (Decrease) in Net Assets    LIMITED FUND      FUND      LIMITED FUND
--------------------------------------------------------------------------------
From operations --
  Net investment income                $  70,257     $ 22,728     $  132,008
  Net realized gain on investment
    transactions                           1,218        5,754         23,387
  Net change in unrealized
    appreciation (depreciation) of
    investments                           (5,598)     (10,883)       (33,065)
--------------------------------------------------------------------------------
Net increase in net assets from
  operations                           $  65,877     $ 17,599     $  122,330
--------------------------------------------------------------------------------
Distributions to shareholders (Note 2) --
  From net investment income          $  (70,257)    $(22,728)    $ (132,600)
  In excess of net investment
    income                                   (36)        (564)            --
  From net realized gain                      --       (3,179)            --
--------------------------------------------------------------------------------
Total distributions to shareholders   $  (70,293)    $(26,471)    $ (132,600)
--------------------------------------------------------------------------------
Transactions in shares of beneficial interest (Note 3) --
  Proceeds from sale of shares        $   82,125     $162,377     $   33,472
  Net asset value of shares issued
    to shareholders in payment of
    distributions declared                58,751       11,914         53,618
  Cost of shares redeemed               (994,022)      (1,126)      (879,609)
--------------------------------------------------------------------------------
Net increase (decrease) in net
  assets from Fund share
  transactions                        $ (853,146)    $173,165     $ (792,519)
--------------------------------------------------------------------------------

Net increase (decrease) in net
  assets                              $ (857,562)    $164,293     $ (802,789)
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                  $1,906,720     $424,637     $3,543,126
--------------------------------------------------------------------------------
At end of year                        $1,049,158     $588,930     $2,740,337
--------------------------------------------------------------------------------

Accumulated undistributed (distributions in
excess of) net investment income
included in net assets
--------------------------------------------------------------------------------
At end of year                        $     (198)    $ (1,197)    $    1,086
--------------------------------------------------------------------------------
                     See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                 TRADITIONAL CALIFORNIA LIMITED FUND                    TRADITIONAL CONNECTICUT LIMITED FUND
                        ------------------------------------------------------   --------------------------------------------------
                                         YEAR ENDED MARCH 31,                                   YEAR ENDED MARCH 31,
                        ------------------------------------------------------   --------------------------------------------------
                          1998        1997        1996        1995      1994*     1998      1997      1996      1995     1994**
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value --
  Beginning of year     $  9.560    $  9.650    $  9.520    $  9.570   $10.000   $ 9.530   $ 9.610   $ 9.460   $ 9.500   $10.000
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment income   $  0.428    $  0.430    $  0.376    $  0.348   $ 0.098   $ 0.405   $ 0.414   $ 0.350   $ 0.344   $ 0.072
Net realized and
  unrealized gain (loss)
  on investments           0.342      (0.090)      0.124       0.003++  (0.400)    0.310    (0.079)    0.156     0.002++  (0.475)
-----------------------------------------------------------------------------------------------------------------------------------
Total income (loss)
  from operations       $  0.770    $  0.340    $  0.500    $  0.351   $(0.302)  $ 0.715   $ 0.335   $ 0.506   $ 0.346   $(0.403)
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net investment
  income                $ (0.428)   $ (0.430)   $ (0.370)   $ (0.348)  $(0.098)  $(0.405)  $(0.414)  $(0.350)  $(0.344)  $(0.072)
In excess of net
  investment income       (0.002)         --          --      (0.053)   (0.030)   (0.010)   (0.001)   (0.006)   (0.042)   (0.025)
-----------------------------------------------------------------------------------------------------------------------------------
Total distributions     $ (0.430)   $ (0.430)   $ (0.370)   $ (0.401)  $(0.128)  $(0.415)  $(0.415)  $(0.356)  $(0.386)  $(0.097)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End
  of year               $  9.900    $  9.560    $  9.650    $  9.520   $ 9.570   $ 9.830   $ 9.530   $ 9.610   $ 9.460   $ 9.500
-----------------------------------------------------------------------------------------------------------------------------------

Total Return(1)             8.19%       3.58%       5.39%       3.80%    (3.16)%    7.62%     3.54%     5.49%     3.78%    (4.14)%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
-----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of
  year (000 omitted)    $  3,134    $  2,831    $  4,800    $  7,970   $14,479   $ 1,064   $ 1,339   $ 1,728   $ 1,583   $ 2,051

Ratio of net expenses
  to average daily net
  assets(2)(3)              1.09%       1.14%       1.54%       1.51%     1.48%+    1.30%     1.27%     1.62%     1.37%     1.38%+
Ratio of net expenses
  to average daily net
  assets after
  custodian fee
  reduction(2)              1.07%       1.13%       1.50%         --        --      1.28%     1.23%     1.58%       --        --
Ratio of net
  investment income to
  average daily net
  assets                    4.37%       4.49%       3.90%       3.75%     2.91%+    4.18%     4.32%     3.62%     3.70%     2.70%+
-----------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
  Expenses(2)(3)            1.88%       1.52%       1.81%       1.81%     1.98%+    2.83%     2.32%     2.88%     3.01%     2.78%+
  Expenses after
    custodian fee
    reduction(2)            1.86%       1.51%       1.77%         --        --      2.81%     2.28%     2.84%       --        --
  Net investment
    income                  3.58%       4.11%       3.63%       3.45%     2.41%+    2.65%     3.27%     2.36%     2.06%     1.30%+
Net investment income
  per share             $  0.351    $  0.394    $  0.350    $  0.320   $ 0.081   $ 0.257   $ 0.313   $ 0.228   $ 0.192   $ 0.035
-----------------------------------------------------------------------------------------------------------------------------------

  + Annualized.

 ++ The per share amount is not in accord with the net realized and unrealized gains and losses for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

  * For the period from the start of business, December 8, 1993, to March 31, 1994.

 ** For the period from the start of business, December 27, 1993, to March 31, 1994.

(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

(3) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                                                 See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                      TRADITIONAL FLORIDA LIMITED FUND                              TRADITIONAL MICHIGAN LIMITED FUND
             ---------------------------------------------------     --------------------------------------------------------------
                            YEAR ENDED MARCH 31,                                           YEAR ENDED MARCH 31,
             ---------------------------------------------------     --------------------------------------------------------------
                 1998          1997         1996          1995*         1998         1997          1996        1995       1994**
-----------------------------------------------------------------------------------------------------------------------------------
Net asset
  value --
  Beginning
  of year         $  9.950      $10.120     $ 10.070      $ 10.000      $  9.600     $  9.580     $  9.480    $  9.490     $10.000
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------
Net investment
  income          $  0.477      $ 0.480     $  0.451      $  0.321      $  0.412     $  0.425     $  0.376    $  0.352     $ 0.100
Net
  realized and
  unrealized
  gain (loss)
  on investments     0.313       (0.181)       0.070++       0.088         0.308        0.025        0.095       0.039++    (0.484)
-----------------------------------------------------------------------------------------------------------------------------------
Total
  income (loss)
  from
  operations      $  0.790      $ 0.299     $  0.521      $  0.409      $  0.720     $  0.450     $  0.471    $  0.391     $(0.384)
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------
From net
  investment
  income         $  (0.470)     $(0.469)    $ (0.451)     $ (0.321)     $ (0.412)    $ (0.430)    $ (0.371)   $ (0.352)    $(0.100)
In excess
  of net
  investment
  income             --            --         (0.020)       (0.018)       (0.018)        --           --        (0.049)     (0.026)
-----------------------------------------------------------------------------------------------------------------------------------
Total
  distributions  $  (0.470)     $(0.469)    $ (0.471)     $ (0.339)     $ (0.430)    $ (0.430)    $ (0.371)   $ (0.401)    $(0.126)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset
  value --
  End of
  year           $  10.270      $ 9.950     $ 10.120      $ 10.070      $  9.890     $  9.600     $  9.580    $  9.480     $ 9.490
-----------------------------------------------------------------------------------------------------------------------------------

Total
  Return(1)           8.08%        2.90%        5.33%         4.19%         7.63%        4.78%        5.10%       4.26%      (3.99)%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
-----------------------------------------------------------------------------------------------------------------------------------
Net
  assets,
  end of
  year (000
  omitted)        $  4,524      $ 3,790     $  2,325      $     241     $    895     $  1,034     $  2,340    $  6,904     $ 8,874
Ratio of
  net
  expenses to
  average
  daily net
  assets(2)(3)        0.75%        0.76%        0.89%         0.74%+        1.43%        1.42%        1.83%       1.56%       1.15%+
Ratio of
  net expenses
  to  average
  daily net
  assets after
  custodian fee
  reduction(2)        0.73%        0.74%        0.87%           --          1.39%        1.39%        1.79%        --          --
Ratio of net
  investment
  income to
  average
  daily net
  assets              4.72%        4.73%        4.26%         4.52%+        4.21%        4.45%        3.94%       3.80%       3.07%+
-----------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
  Expenses(2)(3)      1.18%        1.35%        2.48%        12.20%+        3.54%        2.36%        2.15%       1.99%       2.35%+
  Expenses
   after
   custodian
   fee
   reduction(2)      1.16%         1.33%        2.46%           --          3.50%        2.33%         --          --          --
  Net
   investment
   income
   (loss)            4.29%         4.14%        2.67%       (6.94)%+        2.10%        3.51%        3.62%       3.37%       1.87%+
Net
 investment
 income
 (loss)
 per share       $  0.433      $  0.420     $  0.283     $  (0.506)     $  0.206     $  0.335     $  0.345    $  0.312     $ 0.061
-----------------------------------------------------------------------------------------------------------------------------------

  + Annualized.

 ++ The per share amount is not in accord with the net realized and unrealized gains and losses for the period because of the timing of sales of Fund shares and the amount of the per share realized and unrealized gains and losses at such time.

  * For the period from the start of business, July 5, 1994, to March 31, 1995.

 ** For the period from the start of business, December 8, 1993, to March 31, 1994.

(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

(3) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                                                 See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                          TRADITIONAL NEW JERSEY LIMITED FUND                            TRADITIONAL NEW YORK LIMITED FUND
           -----------------------------------------------------------------     --------------------------------------------------
                                 YEAR ENDED MARCH 31,                                           YEAR ENDED MARCH 31,
           -----------------------------------------------------------------     --------------------------------------------------
                1998          1997          1996          1995          1994*         1998          1997        1996       1995**
-----------------------------------------------------------------------------------------------------------------------------------
Net asset
  value --
  Beginning
  of year      $ 9.620      $  9.670      $  9.590      $  9.570      $ 10.000      $ 10.050     $ 10.220    $ 10.030    $ 10.000
-----------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
-----------------------------------------------------------------------------------------------------------------------------------

Net
  investment
  income       $ 0.423      $  0.425      $  0.368      $  0.345      $  0.099      $  0.458     $  0.459    $  0.465    $  0.325
Net
  realized
  and
  unrealized
  gain
  (loss) on
  investments    0.262        (0.050)        0.077         0.071        (0.404)        0.435       (0.099)      0.196       0.051
-----------------------------------------------------------------------------------------------------------------------------------

Total
  income
  (loss)
  from
  operations   $ 0.685      $  0.375      $  0.445      $  0.416      $ (0.305)     $  0.893     $  0.360    $  0.661    $  0.376
-----------------------------------------------------------------------------------------------------------------------------------

Less distributions
-----------------------------------------------------------------------------------------------------------------------------------

From net
  investment
  income       $(0.423)     $ (0.425)     $ (0.365)     $ (0.345)     $ (0.099)     $ (0.458)    $  (0.459)  $  (0.465)  $  (0.325)
In excess
  of net
  investment
  income        (0.002)           --            --        (0.051)       (0.026)       (0.012)      (0.011)     (0.006)     (0.021)
From net
  realized
  gain on
  investments      --             --            --            --            --        (0.173)      (0.060)         --          --
-----------------------------------------------------------------------------------------------------------------------------------

Total
 distributions $(0.425)     $ (0.425)     $ (0.365)     $ (0.396)     $ (0.125)     $ (0.643)    $  (0.530)  $  (0.471)  $   (0.346)
-----------------------------------------------------------------------------------------------------------------------------------

Net asset
  value --
  End of
  year         $ 9.880      $  9.620      $  9.670      $  9.590      $  9.570      $ 10.300     $ 10.050    $ 10.220    $ 10.030
-----------------------------------------------------------------------------------------------------------------------------------

Total
  Return(1)       7.23%         3.94%         4.77%         4.49%        (3.20)%        9.05%        3.58%       6.68%       3.87%
-----------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
-----------------------------------------------------------------------------------------------------------------------------------

Net
  assets,
  end of
  year (000
  omitted)     $   839      $  1,049      $  1,907      $  3,306      $  3,148      $    544     $    589    $    425    $    180
Ratio of
  net
  expenses
  to
  average
  daily net
  assets(2)(3)    1.15%         1.13%         1.54%         1.61%         1.57%+        0.85%        0.82%       0.61%       0.98%+
Ratio of
  net
  expenses to
  average
  daily
  net assets
  after
  custodian fee
  reduction(2)    1.14%         1.10%         1.52%           --            --          0.83%        0.80%       0.58%         --

Ratio of net
  investment income
  to average
  daily net
  assets          4.32%         4.40%         3.78%         3.62%         3.08%+        4.44%        4.50%       4.52%       5.96%+
-----------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Funds and the Portfolios may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment income (loss) per share would have been as follows:

Ratios (As a percentage of average daily net assets):
  Expenses(2)(3)  3.34%         1.89%         2.30%         2.16%         2.88%+        4.32%        4.29%       2.87%      28.54%+
  Expenses after
    custodian fee
    reduction(2)  3.33%         1.86%         2.28%           --            --          4.30%        4.27%       2.84%         --
  Net
   investment
   income
   (loss)         2.13%         3.64%         3.02%         3.07%         1.77%+        0.97%        1.04%       2.26%     (21.60)%+
Net
  investment
  income
  (loss)
  per share    $ 0.209      $  0.351      $  0.291      $  0.293      $  0.057      $  0.100     $  0.107    $  0.233    $ (1.178)
-----------------------------------------------------------------------------------------------------------------------------------

  + Annualized.

  * For the period from the start of business, December 8, 1993, to March 31, 1994.

 ** For the period from the start of business, July 6, 1994, to March 31, 1995.

(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

(3) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                                                 See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of March 31, 1998

FINANCIAL STATEMENTS CONT'D

Financial Highlights

                                                                      TRADITIONAL OHIO LIMITED FUND
                                       ---------------------------------------------------------------------------------------
                                                                           YEAR ENDED MARCH 31,
                                       ---------------------------------------------------------------------------------------
                                           1998               1997              1996              1995              1994*
------------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of year     $  9.590           $  9.610          $  9.530          $  9.500          $ 10.000
------------------------------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------------------------------

Net investment income                    $  0.427           $  0.424          $  0.358          $  0.358          $  0.095
Net realized and unrealized gain
  (loss) on investments                     0.328             (0.019)            0.088             0.068            (0.473)
------------------------------------------------------------------------------------------------------------------------------
Total income (loss) from operations      $  0.755           $  0.405          $  0.446          $  0.426          $ (0.378)
------------------------------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------------------------------
From net investment income               $ (0.425)          $ (0.425)         $ (0.358)         $ (0.358)         $ (0.095)
In excess of net investment income             --                 --            (0.008)           (0.038)           (0.027)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                      $ (0.425)          $ (0.425)         $ (0.366)         $ (0.396)         $ (0.122)
------------------------------------------------------------------------------------------------------------------------------

Net asset value -- End of year           $  9.920           $  9.590          $  9.610          $  9.530          $  9.500
------------------------------------------------------------------------------------------------------------------------------

Total Return(1)                              8.00%              4.27%             4.81%             4.63%            (3.91)%
------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data+
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000 omitted)    $  1,671           $  2,740          $  3,543          $  5,090          $  5,795
Ratio of net expenses to average
  daily net assets(2)(3)                     1.36%              1.49%             2.01%             1.60%             1.27%+
Ratio of net expenses to average
  daily net assets after custodian fee
  reduction(2)                                 --               1.46%             1.99%               --                --
Ratio of net investment income to
  average daily net assets                   4.35%              4.40%             3.70%             3.81%             3.04%+
------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund and the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the Administrator, or both. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily net assets):
  Expenses(2)(3)                             1.82%              1.58%                               2.10%             1.95%+
  Expenses after custodian fee
    reduction(2)                               --               1.55%                                 --                --
  Net investment income                      3.89%              4.31%                               3.32%             2.36%+
Net investment income per share          $  0.382           $  0.415                            $  0.311          $  0.074
-----------------------------------------------------------------------------------------------------------------------------------

  + Annualized.

  * For the period from the start of business, December 8, 1993, to March 31, 1994.

(1) Total return is calculated assuming a purchase at the net asset value on the first day and a sale at the net asset value on the last day of each period reported. Dividends and distributions, if any, are assumed to be reinvested at the net asset value on the reinvestment date. Total return is not computed on an annualized basis.

(2) Includes each Fund's share of its corresponding Portfolio's allocated expenses.

(3) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require the Fund, as well as its corresponding Portfolio, to increase its expense ratio by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                                                 See notes to financial statements

EV Traditional Limited Maturity Municipals Funds as of March 31, 1998

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  Eaton Vance Investment Trust (the "Trust") is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. The Trust presently consists of twenty-three Funds, seven of which are included in these financial statements. They include EV Traditional California Limited Maturity Municipals Fund ("Traditional California Limited Fund"), EV Traditional Connecticut Limited Maturity Municipals Fund ("Traditional Connecticut Limited Fund"), EV Traditional Florida Limited Maturity Municipals Fund ("Traditional Florida Limited
  Fund"), EV Traditional Michigan Limited Maturity Municipals Fund
  ("Traditional Michigan Limited Fund"), EV Traditional New Jersey Limited Maturity Municipals Fund ("Traditional New Jersey Limited Fund"), EV Traditional New York Limited Maturity Municipals Fund ("Traditional New York Limited Fund") and EV Traditional Ohio Limited Maturity Municipals Fund ("Traditional Ohio Limited Fund"). Each Fund invests all of its investable assets in interests in a separate corresponding open-end management investment company (a "Portfolio"), a New York Trust, having the same investment objective as its corresponding Fund. The Traditional California Limited Fund invests its assets in the California Limited Maturity
  Municipals Portfolio, the Traditional Connecticut Limited Fund invests its assets in the Connecticut Limited Maturity Municipals Portfolio, the Traditional Florida Limited Fund invests its assets in the Florida Limited Maturity Municipals Portfolio, the Traditional Michigan Limited Fund invests its assets in the Michigan Limited Maturity Municipals Portfolio, the Traditional New Jersey Limited Fund invests its assets in the New Jersey Limited Maturity Municipals Portfolio, the Traditional New York Limited Fund invests its assets in the New York Limited Maturity Municipals Portfolio and the Traditional Ohio Limited Fund invests its assets in the Ohio Limited Maturity Municipals Portfolio. The value of each Fund's investments in its corresponding Portfolio reflects the Fund's proportionate interest in the net assets of that Portfolio (9.1%, 10.7%, 6.3%, 7.3%, 1.8%, 0.7% and 6.9%
  at March 31, 1998 for the Traditional California Limited Fund, Traditional Connecticut Limited Fund, Traditional Florida Limited Fund, Traditional Michigan Limited Fund, Traditional New Jersey Limited Fund, Traditional New York Limited Fund and Traditional Ohio Limited Fund, respectively). The performance of each Fund is directly affected by the performance of its corresponding Portfolio.

  The financial statements of each Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with each Fund's financial statements.

  On June 23, 1997, the Board of Trustees approved a Plan of Reorganization (the "Plan") for the Trust. Under the terms of the Plan, EV Marathon California Limited Maturity Municipals Fund, EV Marathon Connecticut Limited Maturity Municipals Fund, EV Marathon Florida Limited Maturity Municipals Fund, EV Marathon Michigan Limited Maturity Municipals Fund, EV Marathon New Jersey Limited Maturity Municipals Fund, EV Marathon New York Limited Maturity Municipals Fund and EV Marathon Ohio Limited Maturity Municipals Fund (the Successor Funds), each a separate series of the Trust, would acquire substantially all of the assets and liabilities of the EV Traditional California Limited Maturity Municipals Fund, EV Traditional Connecticut Limited Maturity Municipals Fund, EV Traditional Florida Limited Maturity Municipals Fund, EV Traditional Michigan Limited Maturity Municipals Fund, EV Traditional New Jersey Limited Maturity Municipals Fund, EV Traditional New York Limited Maturity Municipals Fund, and EV Traditional Ohio Limited Maturity Municipals Fund, respectively (the Acquired Funds). The transactions will be structured for tax purposes to qualify as a tax-free reorganization under the Internal Revenue Code. The Trust will issue and deliver to the Acquired Funds a number of full and fractional shares of beneficial interest of a separate class of the Successor Funds (Class A shares), which will be equal in value to the net asset value per share of the Acquired Funds multiplied by the number of full and fractional shares of the Acquired Funds then outstanding. Such transactions will occur after the close of business on March 31, 1998.

  Effective April 1, 1998, the EV Marathon California Limited Maturity Municipals Fund, EV Marathon Connecticut Limited Maturity Municipals Fund, EV Marathon Florida Limited Maturity Municipals Fund, EV Marathon Michigan Limited Maturity Municipals Fund, EV Marathon New Jersey Limited Maturity Municipals Fund, EV Marathon New York Limited Maturity Municipals Fund, and EV Marathon Ohio Limited Maturity Municipals Fund changed their names to the Eaton Vance California Limited Maturity Municipals Fund, Eaton Vance Connecticut Limited Maturity Municipals Fund, Eaton Vance Florida Limited Maturity Municipals Fund, Eaton Vance Michigan Limited Maturity Municipals Fund, Eaton Vance New Jersey Limited Maturity Municipals Fund, Eaton Vance New York Limited Maturity Municipals Fund and Eaton Vance Ohio Limited Maturity Municipals Fund, respectively.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuation -- Valuation of securities by the Portfolios is discussed in Note 1A of the Portfolios' Notes to Financial Statements which are included elsewhere in this report.

  B Income -- Each Fund's net investment income consists of the Fund's pro rata share of the net investment income of its corresponding Portfolio, less all actual and accrued expenses of each fund determined in accordance with generally accepted accounting principles.

  C Federal Taxes -- Each Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable and tax-exempt income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At March 31, 1998, the Funds, for federal income tax purposes had capital loss carryovers which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal income or excise tax.

  The amounts and expiration dates of the capital loss carryovers are as follows:

  Fund                                        Amount               Expires
  ------------------------------------------------------------------------
  Traditional California Limited Fund        $19,387        March 31, 2005
                                             373,740        March 31, 2004
                                              94,637        March 31, 2003
  Traditional Connecticut Limited Fund           595        March 31, 2006
                                               2,392        March 31, 2005
                                              49,875        March 31, 2004
                                              37,427        March 31, 2003
                                               6,885        March 31, 2002
  Traditional Florida Limited Fund            27,383        March 31, 2006
                                              32,164        March 31, 2005
  Traditional Michigan Limited Fund            1,691        March 31, 2006
                                             280,688        March 31, 2004
                                             164,025        March 31, 2003
  Traditional New Jersey Limited Fund          1,339        March 31, 2006
                                              81,999        March 31, 2004
                                              17,960        March 31, 2003
  Traditional Ohio Limited Fund              134,780        March 31, 2004
                                             115,092        March 31, 2003

  Dividends paid by each Fund from net interest on tax-exempt municipal bonds allocated from its corresponding Portfolio are not includable by shareholders as gross income for federal income tax purposes because each Fund and Portfolio intend to meet certain requirements of the Internal Revenue Code applicable to regulated investment companies which will enable the Funds to pay tax-exempt interest dividends. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986 may be considered a tax preference item to shareholders.

  D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years, beginning on the date each Fund commenced operations.

  E Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Funds and the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Funds or the Portfolios maintain with IBT. All significant credit balances used to reduce each Fund's custodian fees are reported as a reduction of operating expenses on the Statement of Operations.

  G Other -- Investment transactions are accounted for on a trade date basis.

2 Distributions to Shareholders
--------------------------------------------------------------------------------
  The net income of each Fund is determined daily and substantially all of the net income so determined is declared as a dividend to shareholders of record at the time of declaration. Distributions are paid monthly. Distributions of allocated realized capital gains, if any, are made at least annually. Shareholders may reinvest income and capital gain distributions in additional shares of the Fund at the net asset value as of the reinvestment date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Funds distinguish between distributions on a tax basis and a financial reporting basis. Generally accepted accounting principles require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over distributions for financial statement purposes are classified as distributions in excess of net investment income or accumulated net realized gains. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
--------------------------------------------------------------------------------
  The Funds' Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                Traditional California Limited
                                                             Fund
                                                ------------------------------
                                                     Year Ended March 31,
                                                ------------------------------
                                                      1998             1997
  ----------------------------------------------------------------------------
  Sales                                              117,957            6,491
  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                     7,697            9,563
  Redemptions                                       (105,435)        (217,252)
  ----------------------------------------------------------------------------
  Net increase (decrease)                             20,219         (201,198)
  ----------------------------------------------------------------------------

                                                   Traditional Connecticut
                                                         Limited Fund
                                                ------------------------------
                                                     Year Ended March 31,
                                                ------------------------------
                                                      1998             1997
  ----------------------------------------------------------------------------
  Sales                                               32,038           15,533

  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                     2,745            5,314
  Redemptions                                        (67,031)         (60,149)
  ----------------------------------------------------------------------------
  Net decrease                                       (32,248)         (39,302)
  ----------------------------------------------------------------------------

                                                Traditional Florida Limited
                                                             Fund
                                                ------------------------------
                                                     Year Ended March 31,
                                                ------------------------------
                                                      1998             1997
  ----------------------------------------------------------------------------
  Sales                                              185,744          201,090

  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                     5,662            6,139
  Redemptions                                       (131,650)         (56,181)
  ----------------------------------------------------------------------------
  Net increase                                        59,756          151,048
  ----------------------------------------------------------------------------

                                                Traditional Michigan Limited
                                                             Fund
                                                ------------------------------
                                                     Year Ended March 31,
                                                ------------------------------
                                                      1998             1997
  ----------------------------------------------------------------------------
  Sales                                                  487            6,136

  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                     3,443            5,594
  Redemptions                                        (21,156)        (148,234)
  ----------------------------------------------------------------------------
  Net decrease                                       (17,226)        (136,504)
  ----------------------------------------------------------------------------

                                                Traditional New Jersey Limited
                                                             Fund
                                                ------------------------------
                                                     Year Ended March 31,
                                                ------------------------------
                                                      1998             1997
  ----------------------------------------------------------------------------
  Sales                                                9,541            8,460

  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                     3,109            6,091
  Redemptions                                        (36,777)        (102,694)
  ----------------------------------------------------------------------------
  Net decrease                                       (24,127)         (88,143)
  ----------------------------------------------------------------------------

                                                Traditional New York Limited
                                                             Fund
                                                ------------------------------
                                                     Year Ended March 31,
                                                ------------------------------
                                                      1998             1997
  ----------------------------------------------------------------------------
  Sales                                                8,612           15,975

  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                     1,901            1,173
  Redemptions                                        (16,346)            (111)
  ----------------------------------------------------------------------------
  Net increase (decrease)                             (5,833)          17,037
  ----------------------------------------------------------------------------

                                                Traditional Ohio Limited Fund
                                                ------------------------------
                                                     Year Ended March 31,
                                                ------------------------------
                                                      1998             1997
  ----------------------------------------------------------------------------
  Sales                                                   68            3,456

  Issued to shareholders electing to
    receive payments of distributions
    in Fund shares                                     4,259            5,570
  Redemptions                                       (121,557)         (92,004)
  ----------------------------------------------------------------------------
  Net decrease                                      (117,230)         (82,978)
  ----------------------------------------------------------------------------

4 Transactions with Affiliates
-----------------------------------------------------------------------------
  Eaton Vance Management (EVM) serves as the Administrator of each Fund, but receives no compensation. Each of the Portfolios have engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolios' Notes to Financial Statements which are included elsewhere in this report. To enhance net income of the Funds for the year ended March 31, 1998, $20,910, $14,332, $17,088, $20,202, $21,160, $19,918 and $12,158 of expenses related to the operation of the Traditional California Limited Fund, Traditional Connecticut Limited Fund, Traditional Florida Limited Fund, Traditional Michigan Limited Fund, Traditional New Jersey Limited Fund, Traditional New York Limited Fund and Traditional Ohio Limited Fund, respectively, were allocated to EVM. Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Funds' principal underwriter, received $1,114, $46, $110, $9, $268, $48, and $0 from the Traditional California Limited Fund, Traditional Connecticut Limited Fund, Traditional Florida Limited Fund, Traditional Michigan Limited Fund, Traditional New Jersey Limited Fund, Traditional New York Limited Fund and Traditional Ohio Limited Fund, respectively, as its portion of the sales charge on sales of Fund shares for the year ended March 31, 1998.

  Certain officers and Trustees receive remuneration for their services to each Fund out of the investment adviser fee earned by BMR.

5 Service Plan
--------------------------------------------------------------------------------
  Each Fund has adopted a Service Plan designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. The Service Plans provide that each Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), Authorized Firms, and other persons in amounts not exceeding
  0.25% of each Fund's average daily net assets for any fiscal year which is attributable to shares of a Fund sold by such persons and remaining outstanding for at least one year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. For the year ended March 31, 1998, Traditional California Limited Fund, Traditional Connecticut Limited Fund, Traditional Florida Limited Fund, Traditional Michigan Limited Fund, Traditional New Jersey Limited Fund, Traditional New York Limited Fund and Traditional Ohio Limited Fund paid or accrued service fees of $1,536, $1,651, $2,136, $749, $1,451, $688 and $3,947 respectively.

  Certain officers and Trustees of the Funds are officers or directors of EVD.

6 Investment Transactions
--------------------------------------------------------------------------------
  Increases and decreases in each Fund's investment in its corresponding Portfolio for the year ended March 31, 1998 were as follows:

  Traditional California Limited Fund

  ----------------------------------------------------------------------------
  Increases                                                         $1,208,164
  Decreases                                                          1,129,883

  Traditional Connecticut Limited Fund

  ----------------------------------------------------------------------------
  Increases                                                           $330,012
  Decreases                                                            694,397

  Traditional Florida Limited Fund

  ----------------------------------------------------------------------------
  Increases                                                         $1,912,065
  Decreases                                                          1,483,474

  Traditional Michigan Limited Fund

  ----------------------------------------------------------------------------
  Increases                                                            $33,785
  Decreases                                                            250,671

  Traditional New Jersey Limited Fund

  ----------------------------------------------------------------------------
  Increases                                                           $115,316
  Decreases                                                            401,428

  Traditional New York Limited Fund

  ----------------------------------------------------------------------------
  Increases                                                           $113,593
  Decreases                                                            209,623

  Traditional Ohio Limited Fund

  ----------------------------------------------------------------------------
  Increases                                                             $9,758
  Decreases                                                          1,309,972

EV Traditional Limited Maturity Municipals Funds as of March 31, 1998

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of
Eaton Vance Investment Trust:
--------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities of EV Traditional California Limited Maturity Municipals Fund, EV Traditional Connecticut Limited Maturity Municipals Fund, EV Traditional Florida Limited Maturity Municipals Fund, EV Traditional Michigan Limited Maturity Municipals Fund, EV Traditional New Jersey Limited Maturity Municipals Fund, EV Traditional New York Limited Maturity Municipals Fund, and EV Traditional Ohio Limited Maturity Municipals Fund (the Funds), (series of Eaton Vance Investment Trust) as of March 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1998 and 1997 and the financial highlights for each of the years in the five-year period ended March 31, 1998. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of each of the aforementioned Funds of Eaton Vance Investment Trust at March 31, 1998, the results of their operations, the changes in their net assets and their financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

                                        DELOITTE & TOUCHE LLP
                                        Boston, Massachusetts
                                        May 1, 1998

California Limited Maturity Municipals Portfolio as of March 31, 1998

------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------------------------

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
--------------------    Principal
            Standard    Amount
Moody's     & Poor's    (000 omitted)    Security                                    Value
------------------------------------------------------------------------------------------------

Cogeneration -- 7.8%
------------------------------------------------------------------------------------------------
NR          BBB-        $  1,500         Central Valley Financing Authority,
                                         Cogeneration, 5.20%, 7/1/99                 $ 1,524,210
NR          BBB-           1,000         Sacramento Cogeneration Authority,
                                         (Procter & Gamble),
                                         6.50%, 7/1/21                                 1,092,640
------------------------------------------------------------------------------------------------
                                                                                     $ 2,616,850
------------------------------------------------------------------------------------------------

Electric Utilities -- 3.2%
------------------------------------------------------------------------------------------------
A2          A+          $  1,000         California Pollution Control Financing
                                         Authority, (Southern California Edison
                                         Co.),
                                         6.85%, 12/1/08                              $ 1,055,800
------------------------------------------------------------------------------------------------
                                                                                     $ 1,055,800
------------------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 9.6%
------------------------------------------------------------------------------------------------
NR          NR          $  1,400         California Health Facilities, (Sisters of
                                         Providence), Prerefunded to
                                         10/1/00, 7.50%, 10/1/10                     $ 1,541,904

NR          AAA            1,500         San Bernadino, Certificates of Participation
                                         Prerefunded to
                                         8/1/01, 7.00%, 8/1/28                         1,665,555
------------------------------------------------------------------------------------------------
                                                                                     $ 3,207,459
------------------------------------------------------------------------------------------------

Hospitals -- 2.4%
------------------------------------------------------------------------------------------------
NR          NR          $    400         Eastern Plumas, Health Care, (District
                                         Hospital), 7.50%, 8/1/07                    $   410,180
NR          BBB+             400         Stockton, Health Facilities, (Dameron
                                         Hospital),
                                         5.70%, 12/1/14                                  408,864
------------------------------------------------------------------------------------------------
                                                                                     $   819,044
------------------------------------------------------------------------------------------------

Housing -- 4.8%
------------------------------------------------------------------------------------------------
Aaa         NR          $  1,500         Corona, Single Family Mortgage,
                                         6.05%, 5/1/27                               $ 1,588,905
------------------------------------------------------------------------------------------------
                                                                                     $ 1,588,905
------------------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 8.7%
------------------------------------------------------------------------------------------------
A3          A-          $  2,000         California Pollution Control Financing
                                         Authority, (Browning Ferris Industries,
                                         5.80%, 12/1/16                              $ 2,098,800
Baa3        BBB-             750         Puerto Rico Port Authority, (American
                                         Airlines), (AMT), 6.25%, 6/1/26                 815,588
------------------------------------------------------------------------------------------------
                                                                                     $ 2,914,388
------------------------------------------------------------------------------------------------

Insured - Electric Utilities -- 6.1%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,000         Sacramento Municipal Utility District,
                                         (AMBAC), 5.60%, 8/15/16                     $ 1,054,830
Aaa         AAA            1,000         Southern California Public Power Authority
                                         Project, (AMBAC),
                                         5.00%, 7/1/17                                   984,140
------------------------------------------------------------------------------------------------
                                                                                     $ 2,038,970
------------------------------------------------------------------------------------------------

Insured - General Obligations -- 14.2%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,080         Fillmore, Unified School District,
                                         (FGIC), 0.00%, 7/1/15                       $   449,258
Aaa         AAA            1,500         Mt. Diablo, School District
                                         (AMBAC), 5.70%, 8/1/14                        1,600,485
Aaa         AAA              750         Puerto Rico Highway and Transportation
                                         Authority, (AMBAC), 0.00%, 7/1/18               275,348
Aaa         AAA            2,000         San Mateo County,
                                         Transportation District, (MBIA),
                                         5.00%, 6/1/13                                 2,042,620
Aaa         AAA              705         Ukiah, Unified School District,
                                         (FGIC), 0.00%, 8/1/10                           393,228
------------------------------------------------------------------------------------------------
                                                                                     $ 4,760,939
------------------------------------------------------------------------------------------------

Insured - Hospitals -- 14.0%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,000         ABAG Finance Authority Certificates of
                                         Participation, (Stanford University
                                         Hospital), (MBIA),
                                         5.125%, 11/1/05                             $ 1,051,550
Aaa         AAA            1,500         ABAG Finance Authority Certificates of
                                         Participation, (Stanford University
                                         Hospital), (MBIA),
                                         4.90%, 11/1/03                                1,554,750
Aaa         AAA            1,900         Riverside County, (Riverside
                                         County Hospital), (MBIA),
                                         0.00%, 6/1/21                                   562,723
Aaa         AAA              500         Riverside County, (Riverside
                                         County Hospital, (MBIA),
                                         5.00%, 6/1/19                                   488,475
Aaa         AAA            1,000         Tri City, Hospital District, (MBIA),
                                         5.625%, 2/15/17                               1,040,970
------------------------------------------------------------------------------------------------
                                                                                     $ 4,698,468
------------------------------------------------------------------------------------------------

Insured - Lease Revenue / Certificates of
Participation -- 5.8%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    500         California State Public Works Board,
                                         (California Community College),
                                         (AMBAC),
                                         5.625%, 3/1/16                              $   527,780
Aaa         AAA            1,355         California State Public Works Board -
                                         Department of Corrections (AMBAC),
                                         5.25%, 12/1/13                                1,418,468
------------------------------------------------------------------------------------------------
                                                                                     $ 1,946,248
------------------------------------------------------------------------------------------------

Insured - Transportation -- 5.4%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,250         San Francisco, City and County
                                       Airports, (MBIA), 5.60%, 5/1/13               $ 1,305,550
Aaa         AAA            1,000         San Joaquin Hills, Transportation
                                         Corridor Agency Bridge & Toll Road,
                                         (MBIA),
                                         0.00%, 1/15/12                                  506,810
------------------------------------------------------------------------------------------------
                                                                                     $ 1,812,360
------------------------------------------------------------------------------------------------

Lease Revenue/
Certificates of Participation -- 3.0%
------------------------------------------------------------------------------------------------
NR          A+          $  1,000         California Statewide Communities
                                         Development Authority,
                                         (San Gabriel Valley), 5.50%, 9/1/14         $ 1,026,270
------------------------------------------------------------------------------------------------
                                                                                     $ 1,026,270
------------------------------------------------------------------------------------------------

Nursing Homes -- 8.7%
------------------------------------------------------------------------------------------------
NR          BBB         $    750         ABAG Finance Authority
                                         (American Baptist Homes),
                                         5.75%, 10/1/17                              $   773,243
NR          A+             2,000         California Statewide Communities
                                         Development Corporation,
                                         (Pacific Homes), 5.90%, 4/1/09                2,128,319
------------------------------------------------------------------------------------------------
                                                                                     $ 2,901,562
------------------------------------------------------------------------------------------------

Water and Sewer -- 6.3%
------------------------------------------------------------------------------------------------
A1          A           $  2,000         Los Angeles City Wastewater System,
                                         6.90%, 6/1/08(1)                            $ 2,100,220
------------------------------------------------------------------------------------------------
                                                                                     $ 2,100,220
------------------------------------------------------------------------------------------------

Total Tax Exempt Investments -- 100.0%
  (identified cost $31,771,731)                                                      $33,487,483
------------------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by California municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1998, 45.5% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 2.5% to 25.9% of total investments.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                        See notes to financial statements

Connecticut Limited Maturity Municipals Portfolio as of March 31, 1998

------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------------------------

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
--------------------    Principal
            Standard    Amount
Moody's     & Poor's    (000 omitted)    Security                                    Value
------------------------------------------------------------------------------------------------

Colleges and Universities -- 15.0%
------------------------------------------------------------------------------------------------
Baa3        BBB-        $    140         Connecticut State Health and Educational
                                         Facilities Authority, (Sacred Heart
                                         University),
                                         6.00%, 7/1/08                               $  150,702
Baa1        BBB+             750         Connecticut Health and Educational
                                         Facilities Authority,
                                         (Fairfield University),
                                         6.90%, 7/1/14                                  777,374
NR          BBB-             500         Connecticut Health and Educational
                                         Facilities Authority,
                                         (Quinnipiac College),
                                         6.00%, 7/1/13                                  517,144
------------------------------------------------------------------------------------------------
                                                                                     $1,445,220
------------------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.8%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    250         South Central Connecticut Regional Water
                                         Authority (AMBAC), Prerefunded to
                                         8/1/01, 6.50%, 8/1/07(1)                    $  273,153
------------------------------------------------------------------------------------------------
                                                                                     $  273,153
------------------------------------------------------------------------------------------------

General Obligations -- 11.7%
------------------------------------------------------------------------------------------------
Aa1         NR          $    200         Avon, 5.00%, 1/15/12                        $  205,206
Aa3         AA-              190         Connecticut State, 0.00%, 11/15/10             105,574
Aa3         AA-              150         Connecticut State, 5.125%, 8/15/11             153,330
Aa2         AA               100         Danbury, 5.00%, 8/1/17                          99,015
Baa1        A                500         Puerto Rico Aqueduct and Sewer Authority,
                                         5.00%, 7/1/19                                  487,815
Baa1        A                115         Puerto Rico Commonwealth,
                                         0.00%, 7/1/08                                   72,587
------------------------------------------------------------------------------------------------
                                                                                     $1,123,527
------------------------------------------------------------------------------------------------

Hospitals -- 6.5%
------------------------------------------------------------------------------------------------
NR          NR          $    555         Connecticut Health and Educational
                                         Facilities Authority,
                                         (New Britain Hospital),
                                         7.50%, 7/1/06                               $  620,667
------------------------------------------------------------------------------------------------
                                                                                     $  620,667
------------------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 12.1%
------------------------------------------------------------------------------------------------
A1          NR          $    625         Connecticut Development Authority,
                                         (Frito Lay), 6.375%, 7/1/04                 $  635,343
Baa3        BBB-             250         Puerto Rico Port Authority, (American
                                         Airlines), (AMT), 6.25%, 6/1/26                271,863
A3          A-               250         Sprague, Environmental Improvement Revenue,
                                         (International Paper Co.), (AMT),
                                         5.70%, 10/1/21                                 259,338
------------------------------------------------------------------------------------------------
                                                                                     $1,166,544
------------------------------------------------------------------------------------------------

Insured - Colleges and Universities -- 2.5%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    240         University of Connecticut, (FGIC),
                                         5.00%, 2/1/15                               $  238,097
------------------------------------------------------------------------------------------------
                                                                                     $  238,097
------------------------------------------------------------------------------------------------

Insured - Education -- 4.1%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    400         Connecticut Health and Educational
                                         Facilities Authority,
                                         (Choate Rosemary Hall), (MBIA),
                                         5.00%, 7/1/14                               $  398,208
------------------------------------------------------------------------------------------------
                                                                                     $  398,208
------------------------------------------------------------------------------------------------

Insured - Electric Utilities -- 2.9%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    250         Connecticut Municipal Electric Authority,
                                         (MBIA), 6.00%, 1/1/07                       $  278,388
------------------------------------------------------------------------------------------------
                                                                                     $  278,388
------------------------------------------------------------------------------------------------

Insured - General Obligations -- 13.6%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    250         Brandford, (FGIC),
                                         5.40%, 2/15/14(1)                           $  256,983
Aaa         AAA              500         Bridgeport, (AMBAC),
                                         6.00%, 9/1/06                                  554,999
Aaa         AAA              500         Old Saybrook, (AMBAC),
                                         4.10%, 8/15/01                                 501,700
------------------------------------------------------------------------------------------------
                                                                                     $1,313,682
------------------------------------------------------------------------------------------------

Insured - Hospitals -- 12.7%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    150         Connecticut Authority,
                                         (Greenwich Hospital),
                                         (MBIA), 5.75%, 7/1/06                       $  163,655
Aaa         NR               300         Connecticut State Health and Educational
                                         Facilities Authority, (Middlesex Health
                                         Services), (MBIA), 5.125%, 7/1/17              296,541
Aaa         AAA              470         Connecticut Health and Educational Facilities
                                         Authority, (St. Raphael Hospital), (AMBAC),
                                         5.10%, 7/1/07                                  492,198
Aaa         AAA              250         Connecticut Health and Educational Facilities
                                         Authority, (Stamford Hospital), (MBIA),
                                         6.50%, 7/1/06                                  271,328
------------------------------------------------------------------------------------------------
                                                                                     $1,223,722
------------------------------------------------------------------------------------------------

Insured - Miscellaneous -- 2.8%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    250         Woodstock, Special Obligation Bonds,
                                         (AMBAC), 7.00%, 3/1/07                      $  270,470
------------------------------------------------------------------------------------------------
                                                                                     $  270,470
------------------------------------------------------------------------------------------------

Insured - Transportation -- 9.1%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    750         Connecticut State Airport (Bradley
                                         International Airport), (FGIC),
                                         7.40%, 10/1/04                              $  879,427
------------------------------------------------------------------------------------------------
                                                                                     $  879,427
------------------------------------------------------------------------------------------------

Solid Waste -- 2.6%
------------------------------------------------------------------------------------------------
NR          BBB         $    250         Eastern Connecticut Resources Recovery
                                         Authority, (Wheelabrator Lisbon), (AMT),
                                         5.00%, 1/1/03                               $  252,400
------------------------------------------------------------------------------------------------
                                                                                     $  252,400
------------------------------------------------------------------------------------------------

Water and Sewer -- 1.6%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    150         Connecticut State Clean Water Fund,
                                         4.875%, 5/1/09                              $  153,365
------------------------------------------------------------------------------------------------
                                                                                     $  153,365
------------------------------------------------------------------------------------------------

Total Tax Exempt Investments -- 100.0%
  (identified cost $9,154,495)                                                       $9,636,870
------------------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securitites issued by Connecticut municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1998, 50.6% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 11.7% to 21.9% of total investments.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                        See notes to financial statements

Florida Limited Maturity Municipals Portfolio as of March 31, 1998

------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------------------------

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
--------------------    Principal
            Standard    Amount
Moody's     & Poor's    (000 omitted)    Security                                    Value
------------------------------------------------------------------------------------------------

Cogeneration -- 1.1%
------------------------------------------------------------------------------------------------
NR          NR          $    500         Palm Beach County, Okeelanta
                                         Power Project, (AMT),
                                         6.85%, 2/15/21                              $   400,000

NR          NR               500         Palm Beach County, Osceola
                                         Power Project, (AMT),
                                         6.95%, 1/1/22                                   395,000
------------------------------------------------------------------------------------------------
                                                                                     $   795,000
------------------------------------------------------------------------------------------------

Electric Utilities -- 12.1%
------------------------------------------------------------------------------------------------
Aa          AA          $  3,000         Gainesville, Utility System
                                         Revenue, 5.00%, 10/1/15                     $ 2,965,529
Aa1         AA             1,000         Jacksonville Electric Authority,
                                         (St. Johns River Power Park),
                                         5.25%, 10/1/20                                  993,470
Aa1         AA             2,500         Jacksonville, Electric Authority,
                                         (St. Johns River Power Park),
                                         5.375%, 10/1/16                               2,556,375
Aa          AA-            2,000         Tallahassee, Electric Refunding Bonds,
                                         5.90%, 10/1/05                                2,160,980
------------------------------------------------------------------------------------------------
                                                                                     $ 8,676,354
------------------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 17.7%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,015         Dade County, Educational Facilities
                                         Authority, (MBIA) Prerefunded to
                                         10/1/01, 7.00%, 10/1/08                     $ 1,128,558
Aaa         AAA            1,500         Dade County Local School District, (FGIC),
                                         Prerefunded to 8/1/01, 6.00%, 8/1/06          1,590,015
Aaa         AAA            1,500         Florida Department of Natural Resources,
                                         Preservation 2000, (MBIA), Prerefunded to
                                         7/1/98, 7.25%, 7/1/08                         1,543,185
Aaa         AAA            1,450         Hillsborough County, Aviation Authority,
                                         (Tampa International Airport), (FGIC),
                                         Prerefunded to
                                         10/01/99, 6.85%, 10/1/06                      1,544,323
Aaa         AAA            4,000         Jacksonville Health Facilities Authority,
                                         (Baptist Medical Center), (MBIA),
                                         7.25%, 6/1/05(1)(2)                           4,239,679
Aa2         AA-            1,250         Orlando Utility Community Water and
                                         Electric, Prerefunded to
                                         10/1/01, 6.50%, 10/1/20                       1,370,513

Baa1        AAA            1,250         Puerto Rico Aqueduct and Sewer Authority,
                                         Prerefunded to 7/1/98, 7.875%, 7/1/17         1,287,850
------------------------------------------------------------------------------------------------
                                                                                     $12,704,123
------------------------------------------------------------------------------------------------

General Obligations -- 18.5%
------------------------------------------------------------------------------------------------
Aa2         AA          $  1,000         Florida Department of Transportation,
                                         5.00%, 7/1/18                               $   986,140
Aa2         AA+            2,750         Florida State Board of Education,
                                         5.00%, 6/1/14                                 2,749,808
Aa2         AA+            1,000         Florida State Board of Education,
                                         5.00%, 6/1/15                                   989,710
Aa2         AA+            3,000         Florida State Board of Education,
                                         5.55%, 6/1/11                                 3,185,189
Baa1        A              1,050         Puerto Rico Commonwealth,
                                         0.00%, 7/1/08                                   662,750
Baa1        A-             2,000         Puerto Rico Municipal Finance Agency,
                                         5.50%, 7/1/01                                 2,085,180
Baa1        A              1,000         Puerto Rico Public Building Authority,
                                         6.50%, 7/1/03                                 1,097,260
NR          NR             1,500         Virgin Islands Public Finance Authority,
                                         (Matching Loan Fund Notes), 6.80%, 10/1/00    1,589,970
------------------------------------------------------------------------------------------------
                                                                                     $13,346,007
------------------------------------------------------------------------------------------------

Hospitals -- 4.9%
------------------------------------------------------------------------------------------------
NR          BBB+        $  1,250         Escambia County, Health
                                         Facilities Authority, (Baptist Hospital,
                                         Inc. and Baptist Manor, Inc.),
                                         6.00%, 10/1/14                              $ 1,318,588
Baa1        NR               425         Jacksonville Health Facilities Authority,
                                         (National Benevolent Association - Cypress
                                         Village), 6.00%, 12/1/98 430,899
Baa1        NR               450         Jacksonville Health Facilities Authority,
                                         (National Benevolent Association - Cypress
                                         Village), 6.25%, 12/1/99 466,029
Baa1        NR               480         Jacksonville Health Facilities Authority,
                                         (National Benevolent Association - Cypress
                                         Village), 6.50%, 12/1/00                        507,048
NR          BBB              355         Valley, AL Special Care Facilities Financing
                                         Authority, (Lanier Memorial HospItal),
                                         5.00%, 11/1/03                                  357,648
NR          BBB              455         Valley, AL Special Care Facilities Financing
                                         Authority, (Lanier Memorial Hospital),
                                         5.00%, 11/1/04                                  457,389
------------------------------------------------------------------------------------------------
                                                                                     $ 3,537,601
------------------------------------------------------------------------------------------------

Housing -- 0.9%
------------------------------------------------------------------------------------------------
NR          A           $    425         Clearwater, Housing Authority,
                                         (Hamptons at Clearwater),
                                         5.40%, 5/1/13                               $   434,686
Baa         BBB              200         Puerto Rico Housing Bank and
                                         Finance Agency,
                                         5.10%, 12/1/03                                  204,956
------------------------------------------------------------------------------------------------
                                                                                     $   639,642
------------------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 3.0%
------------------------------------------------------------------------------------------------
Baa2        BBB         $  2,000         Polk County, Industrial Development
                                         Authority, (IMC Fertilizer), (AMT),
                                         7.525%, 1/1/15                              $ 2,164,180
------------------------------------------------------------------------------------------------
                                                                                     $ 2,164,180
------------------------------------------------------------------------------------------------

Insured - Cogeneration -- 2.9%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  2,000         Dade County, Resource Recovery Facilities,
                                         (AMBAC) (AMT),
                                         5.30%, 10/1/07                              $ 2,117,820
------------------------------------------------------------------------------------------------
                                                                                     $ 2,117,820
------------------------------------------------------------------------------------------------

Insured - Electric Utilities -- 2.4%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,750         Dade County, Water and Sewer System,
                                         (FGIC),
                                         5.25%, 10/1/21                              $ 1,756,003
------------------------------------------------------------------------------------------------
                                                                                     $ 1,756,003
------------------------------------------------------------------------------------------------

Insured - General Obligations -- 3.5%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  2,000         Dade County Local School District, (MBIA),
                                         5.00%, 2/15/15                              $ 1,981,900
Aaa         AAA              520         Dade County, FL, (MBIA),
                                         0.00%, 10/1/06                                  352,399
Aaa         AAA              330         Dade County, FL, (MBIA),
                                         0.00%, 10/1/08                                  201,785
------------------------------------------------------------------------------------------------
                                                                                     $ 2,536,084
------------------------------------------------------------------------------------------------

Insured - Hospitals -- 8.5%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  2,500         Naples, FL, (Naples Community Hospital
                                         Inc.), (MBIA),
                                         5.50%, 10/1/16                              $ 2,580,525
Aaa         AAA            2,450         North Broward, Hospital District, (MBIA),
                                         5.25%, 1/15/17                                2,463,843
Aaa         AAA         $  1,000         Orange County Health Facilities Authority,
                                         (Adventist Health System/Sunbelt Inc,),
                                         (FSA), 5.50%, 11/15/02                        1,056,200
------------------------------------------------------------------------------------------------
                                                                                     $ 6,100,568
------------------------------------------------------------------------------------------------

Insured - Housing -- 3.5%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,240         Florida Housing Finance Agency, (Leigh
                                         Meadows Apartments), (AMBAC),
                                         5.85%, 9/1/10                               $ 1,318,492
Aaa         AAA            1,140         Florida Housing Finance Agency, (Stottert
                                         Arms Apartments), (AMBAC), 5.90%, 9/1/10      1,211,045
------------------------------------------------------------------------------------------------
                                                                                     $ 2,529,537
------------------------------------------------------------------------------------------------

Insured - Industrial Development Revenue -- 2.2%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,500         Pinellas County Resource Recovery, (MBIA),
                                         5.125%, 10/1/04                             $ 1,563,915
------------------------------------------------------------------------------------------------
                                                                                     $ 1,563,915
------------------------------------------------------------------------------------------------

Insured - Lease Revenue / Certificates of
Participation -- 1.5%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,000         Palm Beach County, Criminal
                                         Justice Facilities, (FGIC),
                                         5.375%, 6/1/10                              $ 1,070,080
------------------------------------------------------------------------------------------------
                                                                                     $ 1,070,080
------------------------------------------------------------------------------------------------

Insured - Special Tax Revenue -- 2.1%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,500         Orange County, Tourist Development Tax,
                                         (MBIA), 5.00%, 10/1/14                      $ 1,500,000
------------------------------------------------------------------------------------------------
                                                                                     $ 1,500,000
------------------------------------------------------------------------------------------------

Insured - Transportation -- 5.2%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  2,000         Dade County, Seaport Revenue, (MBIA),
                                         5.125%, 10/1/16                             $ 2,002,420
Aaa         AAA            1,670         Hillsborough County, Aviation Authority,
                                         (Tampa International Airport), (FGIC),
                                         6.85%, 10/1/06                                1,774,909
------------------------------------------------------------------------------------------------
                                                                                     $ 3,777,329
------------------------------------------------------------------------------------------------

Insured - Water and Sewer -- 7.5%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  2,000         Dade County, Water and Sewer Revenue, (FGIC),
                                         5.25%, 10/1/11                              $ 2,082,420
Aaa         AAA            2,000         Manatee County, Public Utilities, (MBIA),
                                         6.75%, 10/1/04                                2,287,480
Aaa         AAA            1,000         Pasco County, Water and Sewer
                                         Revenue, (FGIC),
                                         5.40%, 10/1/03                                1,061,410
------------------------------------------------------------------------------------------------
                                                                                     $ 5,431,310
------------------------------------------------------------------------------------------------

Nursing Homes -- 1.9%
------------------------------------------------------------------------------------------------
NR          NR          $    350         Citrus County, Industrial Development
                                         Authority, (Beverly Enterprises),
                                         5.00%, 4/1/03(3)                            $   350,308
NR          NR             1,000         Volusia County, (Beverly Enterprises),
                                         5.875%, 7/1/07                                1,010,040
------------------------------------------------------------------------------------------------
                                                                                     $ 1,360,348
------------------------------------------------------------------------------------------------

Solid Waste -- 0.6%
------------------------------------------------------------------------------------------------
NR          A-          $    405         Union County, Utilities Authority, (AMT),
                                         7.20%, 6/15/14                              $   405,757
------------------------------------------------------------------------------------------------
                                                                                     $   405,757
------------------------------------------------------------------------------------------------

Total Tax Exempt Investments -- 100.0%
  (identified cost $68,566,219)                                                      $72,011,658
------------------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Florida municipalities. The ability of issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments at March 31, 1998, 53.4% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 1.5% to 30.3% of total investments.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2) Security has been segregated to cover when-issued securities.

(3) When-issued security.

                        See notes to financial statements

Michigan Limited Maturity Municipals Portfolio as of March 31, 1998

------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------------------------

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
--------------------     Principal
            Standard     Amount
Moody's     & Poor's     (000 omitted)   Security                                    Value
------------------------------------------------------------------------------------------------

Economic Development Revenue -- 1.3%
------------------------------------------------------------------------------------------------
NR          BB-         $    150         Michigan State Strategic Fund
                                         (Crown Paper),
                                         6.25%, 8/1/12                               $   154,905
------------------------------------------------------------------------------------------------
                                                                                     $   154,905
------------------------------------------------------------------------------------------------

Education -- 2.0%
------------------------------------------------------------------------------------------------
Aa2         NR          $    250         Oakland County, (Cranbrook Educational
                                         Community Project), 5.00%, 11/1/17          $   248,140
------------------------------------------------------------------------------------------------
                                                                                     $   248,140
------------------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 14.5%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,000         Grand Ledge, Public School District, (MBIA),
                                         Prerefunded to
                                         5/1/04, 7.875%, 5/1/11(1)                   $ 1,206,460
Aa1         AA+              500         Michigan Municipal Bond Authority,
                                         Escrowed to Maturity,
                                         7.00%, 10/1/02                                  558,055
------------------------------------------------------------------------------------------------
                                                                                     $ 1,764,515
------------------------------------------------------------------------------------------------

General Obligations -- 10.3%
------------------------------------------------------------------------------------------------
Baa2        BBB+        $    650         Detroit, MI, 6.25%, 4/1/05                  $   711,133
Baa2        BBB+             495         Detroit, MI, 6.40%, 4/1/05                      545,945
------------------------------------------------------------------------------------------------
                                                                                     $ 1,257,078
------------------------------------------------------------------------------------------------

Hospitals -- 12.8%
------------------------------------------------------------------------------------------------
Baa1        NR          $    525         Flint, Hospital Authority, (Hurley Medical
                                         Center), 6.00%, 7/1/05                      $   561,157
NR          BBB              100         Michigan Hospital Finance Authority,
                                         (Central MI Community Hospital),
                                         6.00%, 10/1/05                                  107,745
NR          BBB              100         Michigan Hospital Finance Authority,
                                         (Central MI Community Hospital),
                                         6.10%, 10/1/06                                  108,914
NR          BBB              225         Michigan Hospital Finance Authority,
                                         (Central MI Community Hospital),
                                         6.20%, 10/1/07                                  247,725
NR          BBB              500         Michigan Hospital Finance Authority (Gratiot
                                         Community Hospital), 6.10%, 10/1/07             539,310
------------------------------------------------------------------------------------------------
                                                                                     $ 1,564,851
------------------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 5.5%
------------------------------------------------------------------------------------------------
Baa3        BBB-        $    500         Puerto Rico Port Authority, (American
                                         Airlines), (AMT), 6.25%, 6/1/26             $   543,725
NR          BB               120         Richmond, Economic Development Corp.,
                                         (K-MART), 6.30%, 1/1/99                         121,300
------------------------------------------------------------------------------------------------
                                                                                     $   665,025
------------------------------------------------------------------------------------------------

Insured - Colleges and Universities -- 2.0%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    250         Michigan State University, Agriculture and
                                         Applied Sciences, (AMBAC),
                                         5.125%, 2/15/16                             $   249,290
------------------------------------------------------------------------------------------------
                                                                                     $   249,290
------------------------------------------------------------------------------------------------

Insured - General Obligations -- 17.2%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    500         Detroit, School District, (AMBAC),
                                         6.50%, 5/1/10                               $   582,985
Aaa         AAA              500         Hartland, School District, (FGIC),
                                         5.125%, 5/1/17                                  497,330
Aaa         AAA              500         Kalamazoo, (MBIA),
                                         5.40%, 5/1/14                                   528,720
Aaa         AAA              500         Willow Run, Community School District,
                                         (AMBAC), 5.00%, 5/1/16                          492,375
------------------------------------------------------------------------------------------------
                                                                                     $ 2,101,410
------------------------------------------------------------------------------------------------

Insured - Industrial Development Revenue /
Pollution Control Revenue -- 4.5%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    500         Monroe County (The Detroit
                                         Edison Co.), (AMBAC), (AMT),
                                         6.35%, 12/1/04                              $   553,670
------------------------------------------------------------------------------------------------
                                                                                     $   553,670
------------------------------------------------------------------------------------------------

Insured - Lease Revenue / Certificates of
Participation -- 1.5%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    300         Michigan Building Authority, Facilities
                                         Program, (AMBAC),
                                         0.00%, 10/15/08                             $   185,001
------------------------------------------------------------------------------------------------
                                                                                     $   185,001
------------------------------------------------------------------------------------------------

Lease Revenue/
Certificates of Participation -- 4.4%
------------------------------------------------------------------------------------------------
Aa3         AA          $    500         Michigan Building Authority,
                                         6.10%, 10/1/01                              $   532,635
------------------------------------------------------------------------------------------------
                                                                                     $   532,635
------------------------------------------------------------------------------------------------

Life Care -- 2.6%
------------------------------------------------------------------------------------------------
NR          BBB         $    300         Kalamazoo, (Friendship Village),
                                         6.125%, 5/15/17                             $   318,375
------------------------------------------------------------------------------------------------
                                                                                     $   318,375
------------------------------------------------------------------------------------------------

Miscellaneous -- 1.3%
------------------------------------------------------------------------------------------------
NR          NR          $    150         Pittsfield Township, EDC,
                                         (Arbor Hospice Project),
                                         7.875%, 8/15/27                             $   158,339
------------------------------------------------------------------------------------------------
                                                                                     $   158,339
------------------------------------------------------------------------------------------------

Nursing Homes -- 3.5%
------------------------------------------------------------------------------------------------
NR          NR          $    395         Michigan Hospital Finance
                                         Authority, (Presbyterian Villages),
                                         6.20%, 1/1/06                               $   424,846
------------------------------------------------------------------------------------------------
                                                                                     $   424,846
------------------------------------------------------------------------------------------------

Solid Waste -- 3.1%
------------------------------------------------------------------------------------------------
Ba1         BBB-        $    350         Central Wayne, Sanitation Authority,
                                         6.40%, 7/1/06                               $   371,415
------------------------------------------------------------------------------------------------
                                                                                     $   371,415
------------------------------------------------------------------------------------------------

Special Tax Revenue -- 13.5%
------------------------------------------------------------------------------------------------
NR          BBB+        $  1,000         Battle Creek, Downtown
                                         Development Authority,
                                         6.65%, 5/1/02                               $ 1,083,600
NR          A-             2,000         Detroit, Downtown Development
                                         Authority Tax Increment,
                                         0.00%, 7/1/21                                   555,060
------------------------------------------------------------------------------------------------
                                                                                     $ 1,638,660
------------------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
  (identified cost $11,228,522)                                                      $12,188,155
------------------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Michigan municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by the economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1998, 35.2% of such securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 4.1% to 16.9% of total investments.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                        See notes to financial statements

New Jersey Limited Maturity Municipals Portfolio as of March 31, 1998

------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------------------------

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
-------------------     Principal
           Standard     Amount
Moody's    & Poor's     (000 omitted)    Security                                    Value
------------------------------------------------------------------------------------------------

Airlines -- 4.0%
------------------------------------------------------------------------------------------------
Baa3        BBB-        $  1,625         Port Authority of New York and
                                         New Jersey, (Delta Airlines),
                                         6.95%, 6/1/08                               $ 1,783,990
------------------------------------------------------------------------------------------------
                                                                                     $ 1,783,990
------------------------------------------------------------------------------------------------

Assisted Living -- 1.6%
------------------------------------------------------------------------------------------------
NR          NR          $    650         New Jersey EDA, (Chelsea
                                         at East Brunswick), (AMT),
                                         8.00%, 10/1/07                              $   720,012
------------------------------------------------------------------------------------------------
                                                                                     $   720,012
------------------------------------------------------------------------------------------------

Cogeneration -- 9.5%
------------------------------------------------------------------------------------------------
NR          BBB-        $  2,250         New Jersey EDA, Heating and Cooling,
                                         (Trigen-Trenton), (AMT), 6.10%, 12/1/05     $ 2,424,982
NR          BB+            1,135         New Jersey EDA, (Vineland Cogeneration),
                                         (AMT),
                                         7.875%, 6/1/19                                1,249,692
NR          NR               550         Port Authority of New York and New Jersey,
                                         (KIAC Project), (AMT), 6.50%, 10/1/01           584,892
------------------------------------------------------------------------------------------------
                                                                                     $ 4,259,566
------------------------------------------------------------------------------------------------

Education -- 2.2%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,000         New Jersey Educational Facilities
                                         Authority, (Princeton Theological),
                                         5.00%, 7/1/22                               $   999,920
------------------------------------------------------------------------------------------------
                                                                                     $   999,920
------------------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 2.2%
------------------------------------------------------------------------------------------------
Aaa         NR          $  2,030         New Jersey EDA (Princeton Custodial
                                         Receipts), Escrowed to Maturity,
                                         0.00%, 12/15/12                             $   975,638
------------------------------------------------------------------------------------------------
                                                                                     $   975,638
------------------------------------------------------------------------------------------------

General Obligations -- 9.6%
------------------------------------------------------------------------------------------------
Aa3         AA          $  2,195         Jersey City, School District,
                                         6.25%, 10/1/10                              $ 2,526,225
Baa1        A              1,050         Puerto Rico Commonwealth,
                                         0.00%, 7/1/08                                   662,750
Aa3         AA-            1,000         South Brunswick,
                                         7.125%, 7/15/02                               1,116,870
------------------------------------------------------------------------------------------------
                                                                                     $ 4,305,845
------------------------------------------------------------------------------------------------

Hospitals -- 9.5%
------------------------------------------------------------------------------------------------
Baa2        NR          $    500         Camden County Improvement Authority
                                         (Cooper Health),
                                         5.60%, 2/15/07                              $   522,165
A3          A-               340         New Jersey Health Care Facilities
                                         Financing Authority, (Atlantic City
                                         Medical Care Center),
                                         6.25%, 7/1/00                                   355,422
A3          A-             1,000         New Jersey Health Care Facilities
                                         Financing Authority, (Atlantic City
                                         Medical Care Center),
                                         6.45%, 7/1/02                                 1,081,610
A3          A-               750         New Jersey Health Care Facilities
                                         Financing Authority, (Atlantic City
                                         Medical Care Center),
                                         6.55%, 7/1/03                                   823,523
Baa2        BBB            1,380         New Jersey Health Care Facilities
                                         Financing Authority,
                                         (St. Elizabeth's Hospital),
                                         5.75%, 7/1/08                                 1,469,507
------------------------------------------------------------------------------------------------
                                                                                     $ 4,252,227
------------------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 2.5%
------------------------------------------------------------------------------------------------
Aa3         NR          $    520         New Jersey EDA, LOC: Bank of Paris, (AMT),
                                         6.00%, 12/1/02                              $   541,362
NR          NR               500         New Jersey EDA, (Holt Hauling and
                                         Warehousing System, Inc.),
                                         7.90%, 3/1/27                                   571,430
------------------------------------------------------------------------------------------------
                                                                                     $ 1,112,792
------------------------------------------------------------------------------------------------

Insured - Education -- 2.4%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,000         New Jersey Educational Facilities Authority,
                                         (Seton Hall University), (FGIC),
                                         6.10%, 7/1/01                               $ 1,062,390
------------------------------------------------------------------------------------------------
                                                                                     $ 1,062,390
------------------------------------------------------------------------------------------------

Insured - Electric Utilities -- 2.4%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,000         Middlesex County, Utility
                                         Authority, (FGIC),
                                         6.10%, 12/1/01                              $ 1,069,380
------------------------------------------------------------------------------------------------
                                                                                     $ 1,069,380
------------------------------------------------------------------------------------------------

Insured - General Obligations -- 26.8%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,000         Atlantic City, Board of Education,
                                         (AMBAC),
                                         6.00%, 12/1/02(1)                           $ 1,084,750
Aaa         AAA            1,175         Edison, (AMBAC), 4.70%, 1/1/04                1,202,859
Aaa         AAA              500         Elizabeth, Union County, (MBIA),
                                         6.10%, 11/15/99                                 517,965
Aaa         AAA              500         Elizabeth, Union County, (MBIA),
                                         6.20%, 11/15/02                                 535,335
Aaa         AAA            1,200         Kearney, (FSA), 6.50%, 2/1/04                 1,317,300
Aaa         AAA              725         Monroe Township, Board of Education, (FGIC),
                                         5.20%, 8/1/11                                   762,403
Aaa         AAA              825         Monroe Township, Board of Education, (FGIC),
                                         5.20%, 8/1/14                                   856,317
Aaa         AAA              850         Roselle, (MBIA),
                                         4.65%, 10/15/03                                 869,984
Aaa         AAA            1,000         South Brunswick Township, Board of
                                         Education, (FGIC), 6.40%, 8/1/03              1,105,580
Aaa         AAA            2,000         Washington Township, Board of Education,
                                         (MBIA),
                                         5.125%, 2/1/15                                2,009,020
Aaa         AAA            1,585         West Deptford Township, (AMBAC),
                                         5.90%, 3/1/09                                 1,762,377
------------------------------------------------------------------------------------------------
                                                                                     $12,023,890
------------------------------------------------------------------------------------------------

Insured - Hospitals -- 8.1%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,910         New Jersey Health Care Facilities Financing
                                         Authority, (Dover General Hospital and
                                         Medical Center), (MBIA), 7.00%, 7/1/04      $ 2,187,598
Aaa         AAA            1,300         New Jersey Health Care Facilities Financing
                                         Authority, (AHS Hospital Corp.), (AMBAC),
                                         6.00%, 7/1/12                                 1,456,702
------------------------------------------------------------------------------------------------
                                                                                     $ 3,644,300
------------------------------------------------------------------------------------------------

Insured - Solid Waste -- 0.6%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    250         Bergen County Utilities Authority, Solid
                                         Waste System, (FGIC), 6.00%, 6/15/02        $   268,080
------------------------------------------------------------------------------------------------
                                                                                     $   268,080
------------------------------------------------------------------------------------------------

Insured - Transportation -- 11.3%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,000         New Jersey Transportation Trust Fund, (FSA),
                                         5.00%, 6/15/15                              $   991,950
Aaa         AAA            1,000         New Jersey Turnpike Authority, (FSA),
                                         5.90%, 1/1/03                                 1,071,550
Aaa         AAA              895         New Jersey Turnpike Authority, (FSA),
                                         6.40%, 1/1/02                                   964,971
Aaa         AAA            2,000         Port Authority of New York and
                                         New Jersey, (AMBAC),
                                         5.125%, 7/15/14                               2,016,080
------------------------------------------------------------------------------------------------
                                                                                     $ 5,044,551
------------------------------------------------------------------------------------------------

Insured - Water and Sewer -- 1.4%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    565         Pennsville Sewer Authority, (MBIA),
                                         0.00%, 11/1/16                              $   224,853
Aaa         AAA              565         Pennsville Sewer Authority, (MBIA),
                                         0.00%, 11/1/17                                  210,333
Aaa         AAA              565         Pennsville Sewer Authority, (MBIA),
                                         0.00%, 11/1/18                                  199,982
------------------------------------------------------------------------------------------------
                                                                                     $   635,168
------------------------------------------------------------------------------------------------

Life Care -- 0.7%
------------------------------------------------------------------------------------------------
NR          NR          $    310         New Jersey EDA, (Cadbury Corp.),
                                         8.00%, 7/1/15                               $   335,355
------------------------------------------------------------------------------------------------
                                                                                     $   335,355
------------------------------------------------------------------------------------------------

Solid Waste -- 1.8%
------------------------------------------------------------------------------------------------
A1          AA-         $    500         Gloucester County Improvement Authority,
                                         Solid Waste System, 5.40%, 9/1/00           $   517,470
B1          NR               300         The Atlantic County Utilities Authority,
                                         Solid Waste System, 7.00%, 3/1/08               301,212
------------------------------------------------------------------------------------------------
                                                                                     $   818,682
------------------------------------------------------------------------------------------------

Transportation -- 3.4%
------------------------------------------------------------------------------------------------
A1          AA-         $  1,000         Port Authority of New York and New Jersey,
                                         5.375%, 10/15/16                            $ 1,012,420
A1          AA-              500         Port Authority of New York and New Jersey,
                                         5.50%, 7/1/06                                   533,750
------------------------------------------------------------------------------------------------
                                                                                     $ 1,546,170
------------------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
  (identified cost $42,060,899)                                                      $44,857,956
------------------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by New Jersey municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1998, 53.0% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 9.7% to 16.8% of total investments.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                        See notes to financial statements

New York Limited Maturity Municipals Portfolio as of March 31, 1998

------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------------------------

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
--------------------    Principal
            Standard    Amount
Moody's     & Poor's    (000 omitted)    Security                                    Value
------------------------------------------------------------------------------------------------

Airlines -- 4.2%
------------------------------------------------------------------------------------------------
Baa3        BBB-        $  2,875         Port Authority of New York and
                                         New Jersey, (Delta Airlines),
                                         6.95%, 6/1/08                               $ 3,156,290
------------------------------------------------------------------------------------------------
                                                                                     $ 3,156,290
------------------------------------------------------------------------------------------------

Assisted Living -- 1.4%
------------------------------------------------------------------------------------------------
NR          NR          $    560         Glen Cove, IDA, (Regency at Glen Cove),
                                         9.50%, 7/1/99                               $   560,000
NR          NR               500         Glen Cove, IDA, (Regency at Glen Cove),
                                         9.50%, 7/1/12                                   500,000
------------------------------------------------------------------------------------------------
                                                                                     $ 1,060,000
------------------------------------------------------------------------------------------------

Cogeneration -- 1.3%
------------------------------------------------------------------------------------------------
NR          NR          $    950         Port Authority of New York and New Jersey,
                                         (KIAC Project), (AMT), 6.50%, 10/1/01       $ 1,010,268
------------------------------------------------------------------------------------------------
                                                                                     $ 1,010,268
------------------------------------------------------------------------------------------------

General Obligations -- 6.9%
------------------------------------------------------------------------------------------------
A3          BBB+        $  1,000         New York City, Series F,
                                         0.00%, 8/1/08                               $   608,290
A3          BBB+           1,000         New York City, Series G,
                                         0.00%, 8/1/08                                   608,290
A3          BBB+           2,000         New York City, 5.25%, 8/1/17                  1,990,240
A3          BBB+           1,500         New York City, 6.375%, 8/1/06                 1,623,120
Baa1        A                500         Puerto Rico Commonwealth,
                                         0.00%, 7/1/08                                   315,595
------------------------------------------------------------------------------------------------
                                                                                     $ 5,145,535
------------------------------------------------------------------------------------------------

Health Services -- 1.4%
------------------------------------------------------------------------------------------------
NR          AAA         $    985         New York State Dormitory Authority,
                                         (Wesley Health Nursing Home), (FHA),
                                         5.85%, 8/1/26                               $ 1,039,234
------------------------------------------------------------------------------------------------
                                                                                     $ 1,039,234
------------------------------------------------------------------------------------------------

Hospitals -- 4.2%
------------------------------------------------------------------------------------------------
Baa1        BBB+        $  2,000         New York State Dormitory Authority,
                                         (Department of Health),
                                         5.375%, 7/1/08                              $ 2,090,440
Baa         NR             1,000         New York State Dormitory Authority,
                                         (Nyack Hospital), 6.00%, 7/1/06               1,079,810
------------------------------------------------------------------------------------------------
                                                                                     $ 3,170,250
------------------------------------------------------------------------------------------------

Hotels -- 0.6%
------------------------------------------------------------------------------------------------
NR          NR          $  1,210         Niagara County, Industrial Development
                                         Authority, (Wintergarden Inn Associates),
                                         0.00%, 6/1/11                               $   484,000
------------------------------------------------------------------------------------------------
                                                                                     $   484,000
------------------------------------------------------------------------------------------------

Housing -- 9.5%
------------------------------------------------------------------------------------------------
Aa          AA          $  4,000         New York City Housing Development Corp.,
                                         (Multi-Family),
                                         5.625%, 5/1/12                              $ 4,147,800
Aa2         NR             1,500         New York State Mortgage Agency Revenue,
                                         (AMT), 6.45%, 10/1/21                         1,623,810
Aa2         NR             1,300         New York State Mortgage Agency, Homeowner
                                         Mtg. Bond Ser. 65, (AMT), 5.20%, 10/1/08      1,337,206
------------------------------------------------------------------------------------------------
                                                                                     $ 7,108,816
------------------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 5.4%
------------------------------------------------------------------------------------------------
A3          A           $  2,000         New York, IDA, (Terminal One Group), (AMT),
                                         6.00%, 1/1/07(1)                            $ 2,160,120
Baa3        BBB-           1,700         Puerto Rico Port Authority, (American
                                         Airlines), (AMT), 6.25%, 6/1/26               1,848,665
------------------------------------------------------------------------------------------------
                                                                                     $ 4,008,785
------------------------------------------------------------------------------------------------

Insured - Education -- 1.6%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,075         New York State Dormitory Authority, (Mt.
                                         Sinai School of Medicine), (MBIA),
                                         6.75%, 7/1/09                               $ 1,178,232
------------------------------------------------------------------------------------------------
                                                                                     $ 1,178,232
------------------------------------------------------------------------------------------------

Insured - Electric Utilities -- 7.2%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  5,000         New York State Energy Research
                                         and Development Authority,
                                         (Central Hudson Gas), (FGIC),
                                         7.375%, 10/1/14                             $ 5,368,999
------------------------------------------------------------------------------------------------
                                                                                     $ 5,368,999
------------------------------------------------------------------------------------------------

Insured - Hospitals -- 10.2%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  4,450         New York State Medical Care Facilities
                                         Finance Agency, (New York State
                                         Hospital), (AMBAC),
                                         6.10%, 2/15/04                              $ 4,862,738
Aaa         AAA            2,500         New York State Medical Care Facilities
                                         Finance Agency, (New York State
                                         Hospital), (AMBAC),
                                         6.20%, 2/15/05                                2,769,700
------------------------------------------------------------------------------------------------
                                                                                     $ 7,632,438
------------------------------------------------------------------------------------------------

Insured - Lease Revenue / Certificates of
Participation -- 0.7%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    500         City University of New York,
                                         (John Jay College), (AMBAC),
                                         5.00%, 8/15/08                              $   517,995
------------------------------------------------------------------------------------------------
                                                                                     $   517,995
------------------------------------------------------------------------------------------------

Insured - Transportation -- 6.5%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  2,240         Metropolitan Transportation Authority for
                                         the City of New York, (FGIC),
                                         5.70%, 7/1/10                               $ 2,418,864
Aaa         AAA            2,290         Triborough Bridge and Tunnel Authority,
                                         (FGIC), 5.80%, 1/1/02                         2,426,324
------------------------------------------------------------------------------------------------
                                                                                     $ 4,845,188
------------------------------------------------------------------------------------------------

Lease Revenue/
Certificates of Participation -- 15.0%
------------------------------------------------------------------------------------------------
Baa1        BBB+        $  2,180         New York State Energy Research Development
                                         Authority, (Western NY Nuclear
                                         Service Center),
                                         6.00%, 4/1/06                               $ 2,365,649
Baa1        BBB+           4,000         New York State Housing Finance Agency,
                                         6.375%, 11/1/03(2)                            4,352,080
NR          BBB            1,485         New York State Thruway Authority,
                                         0.00%, 1/1/04                                 1,138,163
Baa1        BBB+           1,300         New York State Thruway Authority,
                                         5.25%, 4/1/13                                 1,300,754
Baa1        BBB+           1,000         New York State Urban Development Corp.,
                                         (Youth Facilities),
                                         5.00%, 4/1/13                                   973,260
Baa1        BBB+           1,000         New York State Urban Development Corp.,
                                         (Youth Facilities),
                                         5.75%, 4/1/10                                 1,061,130
------------------------------------------------------------------------------------------------
                                                                                     $11,191,036
------------------------------------------------------------------------------------------------

Special Tax Revenue -- 9.1%
------------------------------------------------------------------------------------------------
Aa2         AA          $  2,000         New York City Municipals Assistance Corp.,
                                         5.50%, 7/1/07(3)                            $ 2,154,520
A3          A+             4,500         New York State Local Government Assistance
                                         Corp., 5.25%, 4/1/16                          4,632,525
------------------------------------------------------------------------------------------------
                                                                                     $ 6,787,045
------------------------------------------------------------------------------------------------

Transportation -- 5.7%
------------------------------------------------------------------------------------------------
Baa1        BBB+        $  1,000         Port Authority of New York and New Jersey,
                                         5.75%, 4/1/16                               $ 1,046,440
A1          AA-            3,000         Port Authority of New York and New Jersey,
                                         (AMT), 6.00%, 7/1/14                          3,207,870
------------------------------------------------------------------------------------------------
                                                                                     $ 4,254,310
------------------------------------------------------------------------------------------------

Water and Sewer -- 9.1%
------------------------------------------------------------------------------------------------
A2          A-          $  5,000         New York City Municipal
                                         Water Finance Authority,
                                         5.125%, 6/15/21                             $ 4,896,600
A2          A-             1,825         New York City Municipal
                                         Water Finance Authority,
                                         5.70%, 6/15/02                                1,928,113
------------------------------------------------------------------------------------------------
                                                                                     $ 6,824,713
------------------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
  (identified cost $71,325,400)                                                      $74,783,134
------------------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The portfolio invests primarily in debt securities issued by New York municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1998, 26.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage insured by financial institution ranged from 1.6% to 13.7% of total investments.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

(2) Security has been segregated to cover when-issued securities.

(3) When-issued security.

                        See notes to financial statements

Ohio Limited Maturity Municipals Portfolio as of March 31, 1998

------------------------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS
------------------------------------------------------------------------------------------------

Tax-Exempt Investments -- 100.0%

Ratings (Unaudited)
-------------------     Principal
           Standard     Amount
Moody's    & Poor's     (000 omitted)    Security                                    Value
------------------------------------------------------------------------------------------------

Escrowed / Prerefunded -- 3.0%
------------------------------------------------------------------------------------------------
NR          NR          $    350         Cuyahoga County, Health
                                         Care, (Judson Retirement Community),
                                         Prerefunded to
                                         11/15/99, 8.875%, 11/15/19                  $   387,394
NR          NR               285         Greene County, First Mortgage, (Fairview
                                         Extended Care), Prerefunded to 1/1/01,
                                         10.125%, 1/1/11                                 336,371
------------------------------------------------------------------------------------------------
                                                                                     $   723,765
------------------------------------------------------------------------------------------------

General Obligations -- 14.0%
------------------------------------------------------------------------------------------------
NR          NR          $    300         Kings County, Local School District, 7.60%,
                                         12/1/10                                     $   347,688
Aa3         NR               250         Oak Hills, 5.60%, 12/1/17                       261,423
Aa1         AA+              675         Ohio, 0.00%, 8/1/04                             512,541
Aa1         AA+              500         Ohio, 0.00%, 8/1/05                             362,725
Aa1         AA+              250         Ohio, 0.00%, 8/1/08                             156,023
A3          NR             1,000         Wauseon, School District,
                                         7.25%, 12/1/10                                1,101,690
NR          NR               595         Youngstown, County School
                                         District, 6.40%, 7/1/00                         616,973
------------------------------------------------------------------------------------------------
                                                                                     $ 3,359,063
------------------------------------------------------------------------------------------------

Hospitals -- 10.8%
------------------------------------------------------------------------------------------------
A           A           $  1,000         Erie County Hospital Improvement
                                         (Firelands Community Hospital),
                                         6.75%, 1/1/08                               $ 1,090,050
Baa1        BBB              500         Hamilton County, Health
                                         System (Providence Hospital),
                                         6.00%, 7/1/01                                   522,865
NR          NR               955         Mt. Vernon, (Knox Community Hospital),
                                         7.875%, 6/1/12                                  981,186
------------------------------------------------------------------------------------------------
                                                                                     $ 2,594,101
------------------------------------------------------------------------------------------------

Housing -- 6.9%
------------------------------------------------------------------------------------------------
NR          NR          $    300         Cuyahoga County, (Rolling Hills Apts.),
                                         (AMT), 8.00%, 1/1/28                        $   300,621
NR          AAA            1,000         Cuyahoga County, Multifamily Housing,
                                         (National Terminal Apts. Project),
                                         6.40%, 7/1/16                                 1,066,470
NR          NR          $    300         Lucas County, Economic Development
                                         Multifamily Housing (County Creek Project),
                                         (AMT), 8.00%, 7/1/26                        $   297,288
------------------------------------------------------------------------------------------------
                                                                                     $ 1,664,379
------------------------------------------------------------------------------------------------

Industrial Development Revenue / Pollution
Control Revenue -- 11.6%
------------------------------------------------------------------------------------------------
NR          NR          $    500         Cuyahoga County, (Rock and
                                         Roll Hall of Fame),
                                         5.45%, 12/1/05                              $   525,185
NR          NR               250         Cuyahoga County, (Rock and
                                         Roll Hall of Fame),
                                         5.85%, 12/1/08                                  271,260
NR          A-             1,020         Ohio Economic Development Commission, (ABS
                                         Industries), (AMT), 6.00%, 6/1/04             1,110,678
NR          A-               580         Ohio Economic Development Commission, (Ohio
                                         Enterprise Bond Fund-Progress Plastics
                                         Products), (AMT), 6.80%, 12/1/01                619,231
NR          NR               250         Ohio Solid Waste Revenue, (Republic
                                         Engineered Steels Inc.), (AMT),
                                         9.00%, 6/1/21                                   269,555
------------------------------------------------------------------------------------------------
                                                                                     $ 2,795,909
------------------------------------------------------------------------------------------------

Insured - Education -- 4.1%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,000         Ohio Public Facilities Commission, (Higher
                                         Educational Facilities), (AMBAC),
                                         4.30%, 12/1/08                              $   979,000
------------------------------------------------------------------------------------------------
                                                                                     $   979,000
------------------------------------------------------------------------------------------------

Insured - General Obligations -- 28.3%
------------------------------------------------------------------------------------------------
Aaa         AAA         $  1,000         Cleveland, (MBIA),
                                         6.50%, 11/15/01                             $ 1,081,020
Aaa         NR               265         Clinton Massie, Local School District,
                                         (AMBAC), 0.00%, 12/1/11                         137,479
Aaa         NR               265         Clinton Massie, Local School District,
                                         (MBIA), 0.00%, 12/1/09                          154,826
Aaa         AAA              225         Finneytown, Local School District, (FGIC),
                                         6.15%, 12/1/11                                  258,469
Aaa         AAA              500         Forest Hills, Local School District, (MBIA),
                                         6.00%, 12/1/09                                  564,790
Aaa         AAA         $  1,500         Southwest Licking, School Facilities
                                         Improvement, (FGIC),
                                         7.10%, 12/1/16                                1,757,821
Aaa         AAA              500         Strongsville, City School District, (MBIA),
                                         5.375%, 12/1/12                                 532,160
Aaa         AAA            1,500         West Clermont, School District, (AMBAC),
                                         6.90%, 12/1/12(1)                             1,738,650
Aaa         AAA              500         West Clermont, School District, (AMBAC),
                                         7.125%, 12/1/19                                 579,700
------------------------------------------------------------------------------------------------
                                                                                     $ 6,804,915
------------------------------------------------------------------------------------------------

Insured - Hospitals -- 2.2%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    500         Cuyahoga County, (Metrohealth System),
                                         (MBIA),
                                         5.50%, 2/15/12                              $   534,075
------------------------------------------------------------------------------------------------
                                                                                     $   534,075
------------------------------------------------------------------------------------------------

Insured - Industrial Development Revenue /
Pollution Control Revenue -- 2.3%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    500         Akron, Economic Development Authority,
                                         (MBIA),
                                         6.00%, 12/1/12                              $   563,185
------------------------------------------------------------------------------------------------
                                                                                     $   563,185
------------------------------------------------------------------------------------------------

Insured - Lease Revenue / Certificates of
Participation -- 2.1%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    500         Cleveland, (Cleveland Stadium Project),
                                         (AMBAC),
                                         5.25%, 11/15/17                             $   504,300
------------------------------------------------------------------------------------------------
                                                                                     $   504,300
------------------------------------------------------------------------------------------------

Insured - Water and Sewer -- 2.2%
------------------------------------------------------------------------------------------------
Aaa         AAA         $    500         Hamilton County, Sewer System Revenue,
                                         (FGIC),
                                         5.50%, 12/1/11                              $   541,280
------------------------------------------------------------------------------------------------
                                                                                     $   541,280
------------------------------------------------------------------------------------------------

Life Care -- 5.0%
------------------------------------------------------------------------------------------------
VMIG-1      NR          $    500         Hamilton County, Hospital Facilities
                                         Revenue, (Retirement Homes), 5.00%, 7/1/15  $   511,970
NR          BBB-             680         Marion County, Health Care Facilities,
                                         (United Church Homes), 5.25%, 11/15/98          685,746
------------------------------------------------------------------------------------------------
                                                                                     $ 1,197,716
------------------------------------------------------------------------------------------------

Nursing Homes -- 5.7%
------------------------------------------------------------------------------------------------
NR          NR          $    260         Fairfield, Economic Development Revenue,
                                         (Beverly Enterprises Project),
                                         8.50%, 1/1/03                               $   283,491
Aa2         NR             1,000         Warren County, Hospital
                                         Facilities, (Otterbein Homes),
                                         7.20%, 7/1/11                                 1,092,590
------------------------------------------------------------------------------------------------
                                                                                     $ 1,376,081
------------------------------------------------------------------------------------------------

Special Tax Revenue -- 1.8%
------------------------------------------------------------------------------------------------
NR          NR          $    403         Columbus, Special Assessment,
                                         6.05%, 9/15/05                              $   422,140
------------------------------------------------------------------------------------------------
                                                                                     $   422,140
------------------------------------------------------------------------------------------------

Total Tax-Exempt Investments -- 100.0%
  (identified cost $22,897,549)                                                      $24,059,909
------------------------------------------------------------------------------------------------

AMT - Interest earned from these securities may be considered a tax preference item for purposes of the Federal Alternative Minimum Tax.

The Portfolio invests primarily in debt securities issued by Ohio municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at March 31, 1998, 41.2% of the securities in the portfolio of investments are backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The aggregate percentage by financial institution range from 10.6% to 16.4% of total investments.

(1) Security (or a portion thereof) has been segregated to cover margin requirements on open financial futures contracts.

                        See notes to financial statements

Limited Maturity Municipals Portfolios as of March 31, 1998

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Statements of Assets and Liabilities

As of March 31, 1998

                          California    Connecticut     Florida      Michigan
                           Limited        Limited       Limited       Limited
                          Portfolio      Portfolio     Portfolio     Portfolio
--------------------------------------------------------------------------------
Assets
--------------------------------------------------------------------------------
Investments --
  Identified cost        $31,771,731    $9,154,495    $68,566,219    $11,228,522
  Unrealized
    appreciation           1,715,752       482,375      3,445,439        959,633
--------------------------------------------------------------------------------
Investments, at value
  (Note 1A)              $33,487,483    $9,636,870    $72,011,658    $12,188,155
--------------------------------------------------------------------------------
Cash                     $   267,134    $   59,553    $       934    $       111
Interest receivable          553,301       142,277      1,517,101        266,054
Deferred organization
  expenses (Note 1D)             136          --              378           --
--------------------------------------------------------------------------------
Total assets             $34,308,054    $9,838,700    $73,530,071     12,454,320
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for when-issued
  securities (Note 1F)   $      --      $     --      $   350,632    $      --
Demand note payable
  (Note 5)                      --            --          916,000        354,000

Payable for daily
  variation margin on
  open financial futures
  contracts (Note 1E)          6,094         2,812         16,406          2,344
Payable to affiliate for
  Trustees' fees (Note 2)        950           100          3,900            100
Accrued expenses               3,591         1,296          1,953            662
--------------------------------------------------------------------------------
Total liabilities        $    10,635    $    4,208    $ 1,288,891    $   357,106
--------------------------------------------------------------------------------
Net Assets applicable to
  investors' interest in
  Portfolio              $34,297,419    $9,834,492    $72,241,180    $12,097,214
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from
  capital contributions
  and withdrawals        $32,581,458    $9,355,747    $68,807,579    $11,140,017
Net unrealized
  appreciation of
  investments (computed
  on the basis of
  identified cost)         1,715,961       478,745      3,433,601        957,197
--------------------------------------------------------------------------------
Total                    $34,297,419    $9,834,492    $72,241,180    $12,097,214
--------------------------------------------------------------------------------

                        See notes to financial statements

Limited Maturity Municipals Portfolios as of March 31, 1998

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Statements of Assets and Liabilities

As of March 31, 1998

                                   New Jersey         New York         Ohio
                                     Limited          Limited         Limited
                                    Portfolio        Portfolio       Portfolio
--------------------------------------------------------------------------------
Assets
--------------------------------------------------------------------------------
Investments --
  Identified cost                  $42,060,899      $71,325,400      $22,897,549
  Unrealized appreciation            2,797,057        3,457,734        1,162,360
--------------------------------------------------------------------------------
Investments, at value (Note 1A)    $44,857,956      $74,783,134      $24,059,909
--------------------------------------------------------------------------------
Cash                               $    36,018      $   724,279      $       298
Receivable for when-issued
  securities sold (Note 1F)               --          4,035,939             --
Interest receivable                    663,429        1,345,875          421,130
Deferred organization expenses
  (Note 1D)                                105              219             --
--------------------------------------------------------------------------------
Total assets                       $45,557,508      $80,889,446      $24,481,337
--------------------------------------------------------------------------------

Liabilities
--------------------------------------------------------------------------------
Payable for when-issued
  securities (Note 1F)             $      --        $ 6,169,619      $      --
Demand note payable (Note 5)              --               --            256,000
Payable for daily variation margin
  on open financial futures
  contracts (Note 1E)                   11,250           19,219            5,625
Payable to affiliate for Trustees'
  fees (Note 2)                            473            1,945              473
Accrued expenses                         5,922            7,224            3,581
--------------------------------------------------------------------------------
Total liabilities                  $    17,645      $ 6,198,007      $   265,679
--------------------------------------------------------------------------------
Net Assets applicable to
  investors' interest in
  Portfolio                        $45,539,863      $74,691,439      $24,215,658
--------------------------------------------------------------------------------

Sources of Net Assets
--------------------------------------------------------------------------------
Net proceeds from capital
  contributions and withdrawals    $42,753,263      $71,251,139      $23,056,755
Net unrealized appreciation of
  investments (computed on the
  basis of identified cost)          2,786,600        3,440,300        1,158,903
--------------------------------------------------------------------------------
Total                              $45,539,863      $74,691,439      $24,215,658
--------------------------------------------------------------------------------

                        See notes to financial statements

Limited Maturity Municipals Portfolios as of March 31, 1998

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Statements of Operations

For the Year Ended March 31, 1998

                           California    Connecticut    Florida       Michigan
                             Limited       Limited      Limited       Limited
                            Portfolio     Portfolio    Portfolio     Portfolio
--------------------------------------------------------------------------------
Investment Income
  (Note 1B)
--------------------------------------------------------------------------------
Interest income             $2,097,447     $592,217   $4,488,367     $  749,490
--------------------------------------------------------------------------------
Total investment
  income                    $2,097,447     $592,217   $4,488,367     $  749,490
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Investment adviser
  fee (Note 2)              $  178,448     $ 50,322   $  381,588     $   62,245
Compensation of Trustees
  not members of the
  Investment adviser's
  organization (Note 2)          2,201          219        8,863            219
Custodian fee (Note 1G)         26,528       13,226       43,702         13,539
Legal and accounting
  services                      19,314       14,914       20,214         14,214
Amortization of
organization expenses
  (Note 1D)                      1,511        1,743        4,204            259
Miscellaneous                    5,806        3,243       17,414          2,750
--------------------------------------------------------------------------------
Total expenses              $  233,808     $ 83,667   $  475,985     $   93,226
--------------------------------------------------------------------------------
Deduct --
  Reduction of custodian
  fee (Note 1G)             $    8,191     $  2,432   $   19,574     $    4,925
  Reduction of
    investment adviser
    fee (Note 2)                  --         25,094         --             --
--------------------------------------------------------------------------------
Total expense
  reductions                $    8,191     $ 27,526   $   19,574     $    4,925
--------------------------------------------------------------------------------
Net expenses                $  225,617     $ 56,141   $  456,411     $   88,301
--------------------------------------------------------------------------------
Net investment income       $1,871,830     $536,076   $4,031,956     $  661,189
--------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) -
  Investment
    transactions
    (identified cost
    basis)                  $  958,114     $129,667   $1,257,589     $  149,369
  Financial futures
    contracts                 (496,566)    (125,981)  (1,388,455)      (276,838)
--------------------------------------------------------------------------------
Net realized gain
  (loss) on
  investment
  transactions              $  461,548     $  3,686   $ (130,866)    $ (127,469)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) -
  Investments
    (identified cost
      basis)                $1,100,873     $373,496   $3,004,369     $  566,409
  Financial futures
    contracts                  (96,926)      (3,630)    (219,982)        (2,436)
--------------------------------------------------------------------------------
Net change in
  unrealized
  appreciation
  (depreciation) of
  investments               $1,003,947     $369,866   $2,784,387     $  563,973
--------------------------------------------------------------------------------
Net realized and
  unrealized gain on
  investments               $1,465,495     $373,552   $2,653,521     $  436,504
--------------------------------------------------------------------------------
Net increase in net
  assets from
  operations                $3,337,325     $909,628   $6,685,477     $1,097,693
--------------------------------------------------------------------------------

                        See notes to financial statements

Limited Maturity Municipals Portfolios as of March 31, 1998

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Statements of Operations

For the Year Ended March 31, 1998

                                     New Jersey       New York          Ohio
                                      Limited         Limited          Limited
                                     Portfolio       Portfolio        Portfolio
--------------------------------------------------------------------------------
Investment Income (Note 1B)
--------------------------------------------------------------------------------
Interest income                     $2,841,563       $4,702,633      $1,537,712
--------------------------------------------------------------------------------
Total investment income             $2,841,563       $4,702,633      $1,537,712
--------------------------------------------------------------------------------

Expenses
--------------------------------------------------------------------------------
Investment adviser fee (Note 2)     $  239,715       $  402,164      $  127,254
Compensation of Trustees not
  members of the Investment
  Adviser's organization (Note 2)        5,332            7,332           1,746
Custodian fee (Note 1G)                 31,841           53,547          18,182
Legal and accounting services           18,615           21,715          17,614
Amortization of organization
  expenses (Note 1D)                     1,788            2,570            --
Interest expense (Note 5)                 --             34,599            --
Miscellaneous                           20,500            4,539           7,796
--------------------------------------------------------------------------------
Total expenses                      $  317,791       $  526,466      $  172,592
--------------------------------------------------------------------------------
Deduct --
  Reduction of custodian fee
    (Note 1G)                       $    5,970       $   13,608      $     --
--------------------------------------------------------------------------------
Total expense reductions            $    5,970       $   13,608      $     --
--------------------------------------------------------------------------------

Net expenses                        $  311,821       $  512,858      $  172,592
--------------------------------------------------------------------------------

Net investment income               $2,529,742       $4,189,775      $1,365,120
--------------------------------------------------------------------------------

Realized and Unrealized
Gain (Loss) on Investments
--------------------------------------------------------------------------------
Net realized gain (loss) -
  Investment transactions
  (identified cost basis)           $  604,994       $1,498,902      $  342,719
  Financial futures contracts         (796,382)        (372,410)       (194,243)
--------------------------------------------------------------------------------
Net realized gain (loss) on
  investment transactions           $ (191,388)       1,126,492      $  148,476
--------------------------------------------------------------------------------
Change in unrealized appreciation
  (depreciation) -
  Investments (identified
    cost basis)                     $1,689,855       $3,345,035      $  777,072
  Financial futures contracts          (10,457)        (392,093)         (3,457)
--------------------------------------------------------------------------------
Net change in unrealized
   appreciation (depreciation)
   of investments                   $1,679,398       $2,952,942      $  773,615
--------------------------------------------------------------------------------

Net realized and unrealized gain
  on investments                    $1,488,010       $4,079,434      $  922,091
--------------------------------------------------------------------------------

Net increase in net assets from
  operations                        $4,017,752       $8,269,209      $2,287,211
--------------------------------------------------------------------------------

                        See notes to financial statements

Limited Maturity Municipals Portfolios as of March 31, 1998

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

For the Year Ended March 31, 1998

                           California    Connecticut    Florida       Michigan
                             Limited       Limited      Limited       Limited
                            Portfolio     Portfolio    Portfolio     Portfolio
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
--------------------------------------------------------------------------------
From operations -
Net investment income     $  1,871,830   $   536,076  $  4,031,956  $   661,189
  Net realized gain
    (loss) on
    investment
    transactions               461,548         3,686      (130,866)    (127,469)
  Net change in
    unrealized
    appreciation
    (depreciation) of
    investments              1,003,947       369,866     2,784,387      563,973
--------------------------------------------------------------------------------
Net increase in net
  assets from
  operations              $  3,337,325   $   909,628  $  6,685,477  $ 1,097,693
--------------------------------------------------------------------------------
Capital transactions -
  Contributions           $  1,661,073   $ 1,135,100  $  7,486,705  $ 1,024,096
  Withdrawals              (13,895,420)   (4,484,203)  (34,840,194)  (5,021,007)
--------------------------------------------------------------------------------
Net decrease in net
  assets from capital
  transactions            $(12,234,347)  $(3,349,103) $(27,353,489) $(3,996,911)
--------------------------------------------------------------------------------

Net decrease in net
  assets                  $ (8,897,022)  $(2,439,475) $(20,668,012) $(2,899,218)
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year      $ 43,194,441   $12,273,967  $ 92,909,192  $14,996,432
--------------------------------------------------------------------------------
At end of year            $ 34,297,419   $ 9,834,492  $ 72,241,180  $12,097,214
--------------------------------------------------------------------------------

                        See notes to financial statements

Limited Maturity Municipals Portfolios as of March 31, 1998

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

For the Year Ended March 31, 1998

                                     New Jersey       New York         Ohio
                                      Limited         Limited         Limited
                                     Portfolio       Portfolio       Portfolio
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
--------------------------------------------------------------------------------
From operations -
  Net investment income             $  2,529,742    $  4,189,775    $ 1,365,120
  Net realized gain (loss) on
    investment transactions             (191,388)      1,126,492        148,476
  Net change in unrealized
    appreciation (depreciation)
    of investments                     1,679,398       2,952,942        773,615
--------------------------------------------------------------------------------
Net increase in net assets from
  operations                        $  4,017,752    $  8,269,209    $ 2,287,211
--------------------------------------------------------------------------------
Capital transactions -
  Contributions                     $  2,886,225    $  3,255,202    $ 1,303,141
  Withdrawals                        (19,630,053)    (36,846,720)    (7,844,546)
--------------------------------------------------------------------------------
Net decrease in net assets
  from capital transactions         $(16,743,828)   $(33,591,518)   $(6,541,405)
--------------------------------------------------------------------------------

  Net decrease in net assets        $(12,726,076)   $(25,322,309)   $(4,254,194)
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                $ 58,265,939    $100,013,748    $28,469,852
--------------------------------------------------------------------------------
At end of year                      $ 45,539,863    $ 74,691,439    $24,215,658
--------------------------------------------------------------------------------

                        See notes to financial statements

Limited Maturity Municipals Portfolios as of March 31, 1998

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

For the Year Ended March 31, 1997

                           California    Connecticut    Florida      Michigan
                             Limited       Limited      Limited       Limited
                            Portfolio     Portfolio    Portfolio     Portfolio
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
--------------------------------------------------------------------------------
From operations -
  Net investment income   $  2,546,209   $   701,646  $  5,368,154  $   895,654
  Net realized gain
    (loss) on investment
    transactions              (146,427)       11,718      (345,920)     196,256
  Net change in
    unrealized
    appreciation
    (depreciation)
    of investments            (326,414)     (114,671)   (1,654,724)    (180,447)
--------------------------------------------------------------------------------
Net increase in net
  assets from operations  $  2,073,368   $   598,693  $  3,367,510  $   911,463
--------------------------------------------------------------------------------
Capital transactions -
  Contributions           $    890,101   $   868,089  $  4,859,506  $   727,519
  Withdrawals              (18,985,108)   (4,054,341)  (43,152,835)  (7,833,956)
--------------------------------------------------------------------------------
Net decrease in
  net assets from
  capital transactions    $(18,095,007)  $(3,186,252) $(38,293,329) $(7,106,437)
--------------------------------------------------------------------------------

Net decrease in
net assets                $(16,021,639)  $(2,587,559) $(34,925,819) $(6,194,974)
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year      $ 59,216,080   $14,861,526  $127,835,011  $21,191,406
--------------------------------------------------------------------------------
At end of year            $ 43,194,441   $12,273,967  $ 92,909,192  $14,996,432
--------------------------------------------------------------------------------

                        See notes to financial statements

Limited Maturity Municipals Portfolios as of March 31, 1998

--------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
--------------------------------------------------------------------------------

Statements of Changes in Net Assets

For the Year Ended March 31, 1997

                                     New Jersey      New York          Ohio
                                      Limited         Limited        Limited
                                     Portfolio       Portfolio      Portfolio
--------------------------------------------------------------------------------
Increase (Decrease) in Net Assets
--------------------------------------------------------------------------------
From operations -
  Net investment income             $  3,451,147    $  5,864,808    $ 1,601,381
  Net realized gain (loss) on
    investment transactions               72,466        (287,142)       226,637
  Net change in unrealized
    appreciation (depreciation)
    of investments                      (370,049)       (895,080)      (288,513)
--------------------------------------------------------------------------------
Net increase in net assets from
  operations                        $  3,153,564    $  4,682,586    $ 1,539,505
--------------------------------------------------------------------------------
Capital transactions -
  Contributions                     $  1,862,282    $  3,989,610    $ 1,294,856
  Withdrawals                        (26,922,483)    (47,386,927)    (7,893,884)
--------------------------------------------------------------------------------
Net decrease in net assets from
  capital transactions              $(25,060,201)   $(43,397,317)   $(6,599,028)
--------------------------------------------------------------------------------

Net decrease in net assets          $(21,906,637)   $(38,714,731)   $(5,059,523)
--------------------------------------------------------------------------------

Net Assets
--------------------------------------------------------------------------------
At beginning of year                $ 80,172,576    $138,728,479    $33,529,375
--------------------------------------------------------------------------------
At end of year                      $ 58,265,939    $100,013,748    $28,469,852
--------------------------------------------------------------------------------

                        See notes to financial statements

Limited Maturity Municipals Portfolios as of March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
------------------------------------------------------------------------------------------------------------------------------------

Supplementary Data

                                               California Limited Portfolio                   Connecticut Limited Portfolio
                                  -------------------------------------------------  -----------------------------------------------
                                         Year Ended March 31,                                   Year Ended March 31,
                                  -------------------------------------------------  -----------------------------------------------
                                    1998      1997     1996       1995    1994*       1998     1997      1996      1995     1994**
------------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets+
------------------------------------------------------------------------------------------------------------------------------------
Expenses(1)                          0.61%     0.63%     0.58%     0.53%     0.46%+    0.54%    0.54%     0.39%     0.17%     0.00%+
Net expenses after  custodian
  fee reduction                      0.59%     0.61%     0.55%     --        --        0.52%    0.50%     0.35%     --        --
Net investment income                4.86%     4.98%     4.82%     4.72%     4.50%+    4.96%    5.09%     4.91%     4.95%     4.53%+
Portfolio Turnover                     40%       57%       36%       56%        6%       23%      46%       52%       73%       39%
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of
  year (000s omitted)             $34,297   $43,194   $59,216   $82,344   $95,704    $9,834  $12,274   $14,862   $17,316   $16,767
------------------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the
  Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:

Expenses(1)                                                                  0.52%+    0.77%    0.78%     0.72%     0.67%     0.62%+
Expenses after custodian fee
  reduction                                                                  --        0.75%    0.74%     0.68%     --        --
Net investment income                                                        4.44%+    4.73%    4.85%     4.58%     4.45%     3.92%+
------------------------------------------------------------------------------------------------------------------------------------
  +  Annualized.
  *  For the period from the start of business, May 3, 1993, to March 31, 1994.
 **  For the period from the start of business, April 16, 1993, to March 31, 1994.
(1)  The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratios by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                        See notes to financial statements

Limited Maturity Municipals Portfolios as of March 31, 1998

------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
------------------------------------------------------------------------------------------------------

Supplementary Data

                                                            Florida Limited Portfolio
                                            ----------------------------------------------------------
                                                              Year Ended March 31,
                                            ----------------------------------------------------------
                                             1998        1997       1996         1995         1994*
------------------------------------------------------------------------------------------------------

Ratios to average daily net assets
------------------------------------------------------------------------------------------------------
Expenses(1)                                    0.58%      0.59%       0.55%        0.52%        0.49%+
Expenses after custodian fee reduction         0.55%      0.57%       0.54%        --           --
Net investment income                          4.90%      4.90%       4.73%        4.73%        4.53%+
Portfolio Turnover                               38%        66%         20%          44%           8%
------------------------------------------------------------------------------------------------------
Net assets, end of year (000s omitted)      $72,241    $92,909    $127,835     $164,579     $185,977
------------------------------------------------------------------------------------------------------

  + Annualized.
  * For the period from the start of business, May 3, 1993, to March 31, 1994.
(1) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratios by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                        See notes to financial statements

Limited Maturity Municipals Portfolios as of March 31, 1998

------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
------------------------------------------------------------------------------------------------------

Supplementary Data

                                              Michigan Limited Portfolio                         New Jersey Limited Portfolio
                                  ----------------------------------------------    -----------------------------------------------
                                                 Year Ended March 31,                                Year Ended March 31,
                                  ----------------------------------------------    -----------------------------------------------
                                    1998      1997      1996      1995    1994*       1998     1997     1996      1995     1994**
------------------------------------------------------------------------------------------------------------------------------------
Ratios to average daily net assets+
------------------------------------------------------------------------------------------------------------------------------------
Expenses(1)                          0.71%     0.79%     0.68%     0.48%     0.00%+    0.62%    0.61%     0.57%     0.54%     0.54%+
Net expenses after
  custodian fee
  reduction                          0.67%     0.76%     0.64%     --        --        0.61%    0.58%     0.55%     --        --
Net investment income                5.00%     5.09%     5.00%     4.88%     4.62%+    4.91%    4.96%     4.78%     4.73%     4.53%+
Portfolio Turnover                     21%       28%       40%      111%       30%       21%      37%       42%       44%       10%
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of
  year (000s omitted)             $12,097   $14,996   $21,191   $33,198   $35,608   $45,540  $58,266   $80,173   $97,280   $102,948
------------------------------------------------------------------------------------------------------------------------------------
+ The operating expenses of the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the
  Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Expenses(1)                                                        0.59%     0.54%+
Net investment income                                              4.77%     4.08%+
------------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
  * For the period from the start of business, April 16, 1993, to March 31, 1994.
 ** For the period from the start of business, May 3, 1993, to March 31, 1994.
(1) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratios by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

                        See notes to financial statements

Limited Maturity Municipals Portfolios as of March 31, 1998

------------------------------------------------------------------------------------------------------------------------------------
FINANCIAL STATEMENTS CONT'D
------------------------------------------------------------------------------------------------------------------------------------

Supplementary Data

                                             New York Limited Portfolio                            Ohio Limited Portfolio
                                  ----------------------------------------------    -----------------------------------------------
                                                 Year Ended March 31,                                Year Ended March 31,
                                  ----------------------------------------------    -----------------------------------------------
                                    1998      1997      1996      1995    1994*       1998     1997     1996      1995     1994**
------------------------------------------------------------------------------------------------------------------------------------

Ratios to average daily net assets+
------------------------------------------------------------------------------------------------------------------------------------
Expenses(1)                          0.61%     0.58%     0.55%     0.52%     0.47%+    0.64%    0.68%     0.63%     0.46%     0.00%+
Expenses after
  custodian fee
  reduction                          0.59%     0.56%     0.53%     --        --        --       0.65%     0.61%     --        --
Net investment income                4.81%     4.87%     4.66%     4.79%     4.50%+    5.05%    5.20%     5.06%     4.96%     4.68%+
Portfolio Turnover                     53%       58%       32%       31%        5%       29%      34%       47%      120%       33%
------------------------------------------------------------------------------------------------------------------------------------
Net assets, end of
  year (000s omitted)             $74,691   $100,014  $138,728  $173,632  $183,768  $24,216  $28,470   $33,529   $39,435   $37,978
-----------------------------------------------------------------------------------------------------------------------------------
+   The operating expenses of the Portfolio may reflect a reduction of the Investment Adviser fee, an allocation of expenses to the
    Investment Adviser, or both. Had such actions not been taken, the ratios would have been as follows:
Expenses(1)                                                                                                         0.58%     0.54%+
Net investment income                                                                                               4.84%     4.14%+
------------------------------------------------------------------------------------------------------------------------------------

  + Annualized.
  * For the period from the start of business, May 3, 1993, to March 31, 1994.
 ** For the period from the start of business, April 16, 1993, to March 31, 1994.
(1) The expense ratios for the year ended March 31, 1996 and periods thereafter have been adjusted to reflect a change in reporting requirements. The new reporting guidelines require each Portfolio to increase its expense ratios by the effect of any expense offset arrangements with its service providers. The expense ratios for each of the prior periods have not been adjusted to reflect this change.

Limited Maturity Municipals Portfolios as of March 31, 1998

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1 Significant Accounting Policies
--------------------------------------------------------------------------------
  California Limited Maturity Municipals Portfolio (California Limited Portfolio), Connecticut Limited Maturity Municipals Portfolio (Connecticut Limited Portfolio), Florida Limited Maturity Municipals Portfolio (Florida Limited Portfolio), Michigan Limited Maturity Municipals Portfolio (Michigan Limited Portfolio), New Jersey Limited Maturity Municipals Portfolio (New Jersey Limited Portfolio), New York Limited Maturity Municipals Portfolio
  (New York Limited Portfolio) and Ohio Limited Maturity Municipals Portfolio (Ohio Limited Portfolio), collectively the Portfolios, are registered under the Investment Company Act of 1940 as non-diversified open-end management investment companies which were organized as trusts under the laws of the State of New York on May 1, 1992. The Declarations of Trust permit the Trustees to issue interests in the Portfolios. The following is a summary of significant accounting policies of the Portfolios. The policies are in conformity with generally accepted accounting principles.

  A Investment Valuations -- Municipal bonds are normally valued on the basis of valuations furnished by a pricing service. Taxable obligations, if any, for which price quotations are readily available are normally valued at the mean between the latest bid and asked prices. Futures contracts listed on commodity exchanges are valued at closing settlement prices. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Investments for which valuations or market quotations are unavailable are valued at fair value using methods determined in good faith by or at the direction of the Trustees.

  B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required for federal income tax purposes.

  C Federal Taxes -- The Portfolios are treated as partnerships for Federal tax purposes. No provision is made by the Portfolios for federal or state taxes on any taxable income of the Portfolios because each investor in the Portfolios is ultimately responsible for the payment of any taxes. Since some of the Portfolios' investors are regulated investment companies that invest all or substantially all of their assets in the Portfolios, the Portfolios normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for their respective investors to satisfy them. The Portfolios will allocate at least annually among their respective investors each investor's distributive share of the Portfolios' net taxable (if any) and tax-exempt investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit.

  Interest income received by the Portfolios on investments in municipal bonds, which is excludable from gross income under the Internal Revenue Code, will retain its status as income exempt from federal income tax when allocated to each Portfolio's investors. The portion of such interest, if any, earned on private activity bonds issued after August 7, 1986, may be considered a tax preference item for investors.

  D Deferred Organization Expenses -- Costs incurred by a Portfolio in connection with its organization, including registration costs, are being amortized on the straight-line basis over five years, beginning on the date each Portfolio commenced operations.

  E Financial Futures Contracts -- Upon the entering of a financial futures contract, a Portfolio is required to deposit ("initial margin") either in cash or securities an amount equal to a certain percentage of the purchase price indicated in the financial futures contract. Subsequent payments are made or received by a Portfolio ("margin maintenance") each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for book purposes as unrealized gains or losses by a Portfolio. A Portfolio's investment in financial futures contracts is designed only to hedge against anticipated future changes in interest rates. Should interest rates move unexpectedly, a Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss.

  F When-issued and Delayed Delivery Transactions -- The Portfolios may engage in when-issued and delayed delivery transactions. The Portfolios record when-issued securities on trade date and maintain security positions such that sufficient liquid assets will be available to make payments for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked-to-market daily and begin earning interest on settlement date.

  G Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Portfolios. Pursuant to the respective custodian agreements, IBT receives a fee reduced by the credits which are determined based on the average daily cash balances each Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolios' custodian fees are reflected as a reduction of operating expense on the Statement of Operations.

  H Use of Estimates -- The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

  I Other -- Investment transactions are accounted for on a trade date basis.

2 Investment Adviser Fee and Other Transactions with Affiliates
--------------------------------------------------------------------------------
  The investment adviser fee is earned by Boston Management and Research
  (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to each Portfolio. The fee is based upon a percentage of average daily net assets plus a percentage of gross income (i.e., income other than gains from the sale of securities). For the year ended March 31, 1998, each Portfolio paid advisory fees as follows:

  Portfolio                                              Amount   Effective Rate
  ------------------------------------------------------------------------------
  California Limited                                   $178,448            0.46%
  Connecticut Limited                                  $ 50,322            0.47%
  Florida Limited                                      $381,588            0.46%
  Michigan Limited                                     $ 62,245            0.47%
  New Jersey Limited                                   $239,715            0.47%
  New York Limited                                     $402,164            0.46%
  Ohio Limited                                         $127,254            0.47%
  ------------------------------------------------------------------------------

  To enhance the net income of the Connecticut Limited Portfolio, BMR made a reduction of its fee in the amount of $25,094.

  Except as to Trustees of the Portfolios who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolios out of such investment adviser fee. Trustees of the Portfolios that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended March 31, 1998, no significant amounts have been deferred.

  Certain of the officers and Trustees of the Portfolios are officers and directors/trustees of the above organizations.

3 Investments
--------------------------------------------------------------------------------
  Purchases and sales of investments, other than U.S. Government securities and short-term obligations, for the year ended March 31, 1998 were as follows:

                   California Limited Portfolio    Connecticut Limited Portfolio
  ------------------------------------------------------------------------------
  Purchases                         $15,408,966                      $ 2,458,450
  Sales                              26,424,983                        5,379,983

                      Florida Limited Portfolio       Michigan Limited Portfolio
  ------------------------------------------------------------------------------
  Purchases                         $30,414,260                      $ 2,800,361
  Sales                              53,556,319                        5,849,438

                   New Jersey Limited Portfolio       New York Limited Portfolio
  ------------------------------------------------------------------------------
  Purchases                         $10,935,753                      $46,482,127
  Sales                              25,980,671                       74,278,193

                         Ohio Limited Portfolio
  ------------------------------------------------------------------------------
  Purchases                         $ 7,878,596
  Sales                              13,032,705

4 Federal Income Tax Basis of Investments
  ------------------------------------------------------------------------------
  The cost and unrealized appreciation (depreciation) in value of the investments owned by each Portfolio at March 31, 1998, as computed on a federal income tax basis, are as follows:

                                       California Limited    Connecticut Limited
                                       Portfolio             Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                       $31,771,731           $ 9,154,495
  ------------------------------------------------------------------------------
  Gross unrealized appreciation        $ 1,715,752           $   484,082
  Gross unrealized depreciation               --                  (1,707)
  ------------------------------------------------------------------------------
  Net unrealized appreciation          $ 1,715,752           $   482,375
  ------------------------------------------------------------------------------

                                       Florida Limited       Michigan Limited
                                       Portfolio             Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                       $68,566,219           $11,228,522
  ------------------------------------------------------------------------------
  Gross unrealized appreciation        $ 3,487,947           $   961,949
  Gross unrealized depreciation            (42,508)               (2,316)
  ------------------------------------------------------------------------------
  Net unrealized appreciation          $ 3,445,439           $   959,633
  ------------------------------------------------------------------------------

                                       New Jersey Limited    New York Limited
                                       Portfolio             Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                       $42,060,899           $71,325,400
  ------------------------------------------------------------------------------
  Gross unrealized appreciation        $ 2,822,748           $ 3,514,690
  Gross unrealized depreciation            (25,691)              (56,956)
  ------------------------------------------------------------------------------
  Net unrealized appreciation          $ 2,797,057           $ 3,457,734
  ------------------------------------------------------------------------------

                                       Ohio Limited
                                       Portfolio
  ------------------------------------------------------------------------------
  Aggregate Cost                       $22,897,549
  ------------------------------------------------------------------------------
  Gross unrealized appreciation        $ 1,167,395
  Gross unrealized depreciation             (5,035)
  ------------------------------------------------------------------------------
  Net unrealized appreciation          $ 1,162,360
  ------------------------------------------------------------------------------

5 Line of Credit
--------------------------------------------------------------------------------
  The Portfolios participate with other portfolios and funds managed by BMR and EVM and its affiliates in a $100 million unsecured line of credit agreement with a group of banks. The Portfolios may temporarily borrow from the line of credit to satisfy redemption requests or settle investment transactions. Interest is charged to each portfolio or fund based on its borrowings at an amount above either the Eurodollar rate or federal funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. At March 31, 1998, the Florida Limited Portfolio, Michigan Limited Portfolio and Ohio Limited Portfolio had balances outstanding pursuant to this line of credit of $916,000, $354,000 and $256,000, respectively. The Portfolios did not have any significant borrowings or allocated fees during the year ended March 31, 1998.

6 Financial Instruments
--------------------------------------------------------------------------------
  The Portfolios regularly trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.

  The notional or contractual amounts of these instruments represent the investment a Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

  A summary of obligations under these financial instruments at March 31, 1998, is as follows:

                                                                Net Unrealized
  Limited             Expiration       Futures                  Appreciation/
  Portfolio              Date         Contracts      Position   (Depreciation)
  ------------------  -----------  ----------------  ---------  --------------
                                   13 U.S. Treasury
  California             6/98      Bonds               Short      $    209
                                    6 U.S. Treasury
  Connecticut            6/98      Bonds               Short      $ (3,630)
                                   35 U.S. Treasury
  Florida                6/98      Bonds               Short      $(11,838)
                                    5 U.S. Treasury
  Michigan               6/98      Bonds               Short      $ (2,436)
                                   24 U.S. Treasury
  New Jersey             6/98      Bonds               Short      $(10,457)
                                   41 U.S. Treasury
  New York               6/98      Bonds               Short      $(17,434)
                                   12 U.S. Treasury
  Ohio                   6/98      Bonds               Short      $ (3,457)

Limited Maturity Municipals Portfolios as of March 31, 1998

INDEPENDENT AUDITORS' REPORT

To the Trustees and Shareholders of

California Limited Maturity Municipals Portfolio
Connecticut Limited Maturity Municipals Portfolio
Florida Limited Maturity Municipals Portfolio
Michigan Limited Maturity Municipals Portfolio
New Jersey Limited Maturity Municipals Portfolio
New York Limited Maturity Municipals Portfolio
Ohio Limited Maturity Municipals Portfolio:

-------------------------------------------------------------------------------

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of California Limited Maturity Municipals Portfolio, Connecticut Limited Maturity Municipals Portfolio, Florida Limited Maturity Municipals Portfolio, Michigan Limited Maturity Municipals Portfolio, New Jersey Limited Maturity Municipals Portfolio, New York Limited Maturity Municipals Portfolio, and Ohio Limited Maturity Municipals Portfolio (the Portfolios) as of March 31, 1998, the related statements of operations for the year then ended, the statements of changes in net assets for the years ended March 31, 1998, and 1997 and the supplementary data for each of the years in the five-year period ended March 31, 1998. These financial statements and supplementary data are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31,1998 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data present fairly, in all material respects, the financial position of the aforementioned Portfolios, as of March 31, 1998, the results of their operations, the changes in their net assets and their supplementary data for the respective stated periods in conformity with generally accepted accounting principles.

                                        DELOITTE & TOUCHE LLP
                                        Boston, Massachusetts
                                        May 1, 1998

EV Traditional Limited Maturity Municipals Funds as of March 31, 1998

INVESTMENT MANAGEMENT


EV Traditional Limited Maturity Municipals Funds

       Officers                          Independent Trustees

       THOMAS J. FETTER                  DONALD R. DWIGHT
       President                         President, Dwight Partners, Inc.

       JAMES B. HAWKES                   SAMUEL L. HAYES, III
       Vice President and Trustee        Jacob H. Schiff Professor of Investment
                                         Banking, Harvard University Graduate
                                         School of Business Administration
       ROBERT B. MACINTOSH
       Vice President
                                         NORTON H. REAMER
                                         President and Director, United Asset
       JAMES L. O'CONNOR                 Management Corporation
       Treasurer

                                         JOHN L. THORNDIKE
       ALAN R. DYNNER                    Formerly Director, Fiduciary Company
       Secretary                         Incorporated

                                         JACK L. TREYNOR
                                         Investment Adviser and Consultant

     Limited Maturity Municipals Portfolios

       Officers                          Independent Trustees

       THOMAS J. FETTER                  DONALD R. DWIGHT
       President                         President, Dwight Partners, Inc.

       JAMES B. HAWKES                   SAMUEL L. HAYES, III
       Vice President and Trustee        Jacob H. Schiff Professor of Investment
                                         Banking, Harvard University Graduate
                                         School of Business Administration
       ROBERT B. MACINTOSH
       Vice President
                                         NORTON H. REAMER
                                         President and Director, United Asset
       WILLIAM H. AHERN, JR.             Management Corporation
       Vice President and Portfolio
       Manager of Connecticut, Florida,
       Michigan, New Jersey, New         JOHN L. THORNDIKE
       York, and Ohio Limited            Formerly Director, Fiduciary Company
       Maturity Municipals Portfolios    Incorporated

       CYNTHIA J. CLEMSON                JACK L. TREYNOR
       Vice President and Portfolio      Investment Adviser and Consultant
       Manager of California Limited
       Maturity Municipals Portfolio

       JAMES L. O'CONNOR
       Treasurer

       ALAN R. DYNNER
       Secretary

INVESTMENT ADVISER OF THE LIMITED MATURITY MUNICIPALS PORTFOLIOS
Boston Management and Research
24 Federal Street
Boston, MA 02110

ADMINISTRATOR OF EV TRADITIONAL LIMITED MATURITY MUNICIPALS FUNDS
Eaton Vance Management
24 Federal Street
Boston, MA 02110

PRINCIPAL UNDERWRITER
Eaton Vance Distributors, Inc.
24 Federal Street
Boston, MA 02110
(617) 482-8260

CUSTODIAN
Investors Bank & Trust Company
200 Clarendon Street, 16th Floor
Boston, MA 02116

TRANSFER AGENT
First Data Investor Services Group, Inc.
Attention:  Eaton Vance Funds
P.O. Box 5123
Westborough, MA 01581-5123

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110




Eaton Vance Investment Trust
24 Federal Street
Boston, MA 02110



---------------------------------------------------------------------------
 This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.
---------------------------------------------------------------------------

                                                           T-7LTFRCSRC-5/98